UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

BAR HARBOR BANKSHARES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

2026

Notice of Annual Meeting of Shareholders & Proxy Statement

2025 Annual Report

BAR HARBOR BANKSHARES

Personal Banking · Business Banking · Wealth Management

Over 50 locations in Maine, New Hampshire & Vermont

Letter From the President and CEO

Dear Bar Harbor Bankshares Shareholders:

I invite you to join me, the Board of Directors of Bar Harbor Bankshares (the “Company”), our Senior Management Team, and your fellow shareholders at our 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 a.m. EDT on Thursday, May 7, 2026, at the Bar Harbor Club located at 111 West Street in Bar Harbor, Maine. Our Notice of Annual Meeting, Proxy Statement and Proxy Card are enclosed along with the Company’s Annual Report on Form 10-K for year ended December 31, 2025.

A BANK THAT CONTINUES TO NAVIGATE CHANGE WHILE BALANCING GROWTH WITH EARNINGS

We have navigated change throughout our 138-year history. In the most recent year, we continued to navigate change as economic and geopolitical winds created yet more change, if not outright uncertainty. We nonetheless expanded our core businesses by effectively directing that which was in our control and managing that which is not. Continued execution of base growth was aided by further expanding our footprint, brand, and profitability with the acquisition of Woodsville Guaranty Savings Bank, a like-minded partner. We welcomed a new region of customers and colleagues with the acquisition and are unlocking further potential there. This continues to prove our ability to acquire established, longstanding franchises, preserve their feel, while improving offerings and efficiency. While we underscore consistency as the hallmark of our bank, regardless of environment, these opportunities help demonstrate that, when properly managed, an acquisitive element of our strategy can accelerate growth and earnings without absorbing unacceptable risk.

Our high-touch services model, particularly in rural markets, multiple earnings levers, and commitment to risk management have enabled us to continue to advance our strategy in 2025. We have assembled the right teams in the right communities all united through a culture that strives to be a positive earnings outlier throughout Northern New England. With recent combinations in our markets, we are seeing some level of talent shift that had been previously unwilling to seek new opportunity due to life’s uncertainties. Our reputation and stated interest in growth positions us to continue to selectively attract catalyst recruits. I remain confident that the Company, led by an experienced Board of Directors and a management team with a proven track record, has the right elements to meet varying environments with great confidence and agility.

YOUR ATTENTION IS REQUIRED

Your vote is important and your prompt attention to these materials is greatly appreciated. Regardless of whether you plan to attend the Annual Meeting in person, we hope you will vote as soon as possible. You may vote by telephone or Internet, or by completing, signing, dating, and returning the enclosed Proxy Card or Voting Instruction Card if you requested and received printed proxy materials. Shareholders who attend the Annual Meeting may withdraw their proxy and vote at the Annual Meeting if they wish to do so. You may submit Internet, telephone, and email votes up until 11:59 p.m. EDT on May 6, 2026, for shares held directly and by 11:59 p.m. EDT on May 4, 2026, for shares held in the Company’s 401(k) Plan. Please have your proxy card in hand when utilizing these alternate forms of voting.

Finally, I would like to thank Kenneth Smith for his service and commitment as a member of the Board of Directors of the Company for more than 20 years. He will retire after his current board term expires at the Annual Meeting. We value his insights shared and will miss his contributions.

On behalf of your Board of Directors, we thank you for trusting us to oversee your investment in the Company.

Sincerely,

CURTIS C. SIMARD

President and CEO

CURTIS C. SIMARD President and Chief Executive Officer

Bar Harbor Bankshares	82 Main Street	Bar Harbor, Maine 04609

About Us

We foster sustainable communities through responsible financial commitments.

As a community bank, we recognize that we and our investors are successful when our customers prosper. We make significant investments in technology, our people, and branches. Our more than 60 branches are staffed by friendly, knowledgeable bankers who are driven by their desire to help their customers achieve their goals.

Maine

●
22 full-service branches in Downeast, Midcoast and Central Maine.
●
Primary market areas: Hancock, Knox, Washington, Kennebec and Sagadahoc counties.

New Hampshire

●
29 full-service branches and two stand-alone drive-up windows in New Hampshire.
●
Primary market areas: Nashua, Manchester, Concord, Littleton, and Upper Valley, including Lebanon, Hanover, New London and Newport.

Vermont

●
10 full service-branches and one stand-alone drive-up window in Vermont.
●
Primary market areas: Central Vermont within the counties of Rutland, Windsor and Orange.

Information provided as of December 31, 2025

To learn more about our Environmental, Social and Governance practices, please visit our dedicated webpage at: www.barharbor.bank/about-us/esg or scan the QR code provided. The information on our website, including the information regarding our Environmental, Social and Governance practices, is not incorporated by reference or otherwise made a part of this proxy statement.

Notice of Annual Meeting of Shareholders

WHEN: 10:00 a.m., EDT, Thursday, May 7, 2026	Where: Bar Harbor Club 111 West Street Bar Harbor, Maine	Record Date: March 2, 2026

ITEMS OF BUSINESS:

This 2026 annual meeting of shareholders or any adjournments or postponements thereof (the “Annual Meeting”) of Bar Harbor Bankshares (the “Company”) is being held for the following purposes:

PROPOSAL NUMBER		BOARD RECOMMENDATION	PAGE REFERENCE
1	To elect 10 persons named in the proxy statement to serve as directors for a term of one year and until their successors are duly elected and qualified	Vote FOR ALL	10
2	To approve, on a non-binding advisory basis, the compensation of our named executive officers	Vote FOR	39
3	To ratify the appointment of Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026	Vote FOR	62

To transact such other business as may properly come before the Annual Meeting. The Board at present knows of no other business to be brought before the Annual Meeting.

PROXY VOTING:

Your vote is important. You may vote your shares:

Over the Internet at www.proxyvote.com	By telephone at 1-800-690-6903	At the Annual Meeting, in person
By email to bhb@allianceadvisors.com with your full name and shares owned (for non-institutional investors only)		By mailing your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717

We urge you to promptly vote your shares. Submitting a proxy card will not prevent you from participating in the Annual Meeting and voting in person.

ANNUAL MEETING ADMISSION:

For security reasons, a picture ID will be required if you attend the Annual Meeting in person. If your shares are not registered in your name, appropriate documentation from the shareholder of record is required to vote at the Annual Meeting. Examples include a broker’s statement, letter or other document that confirms your beneficial ownership of the shares. If shares are held by your broker, bank or another party as a nominee or agent, you should follow the instructions provided by that party. We may refuse admission to anyone who is not a Company shareholder or does not comply with these requirements.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder of the Company on or before March 18, 2026 and will remain available for inspection throughout the Annual Meeting.

By Order of the Board of Directors Kirstie A. Carter, Corporate Clerk March 16, 2026

The deadline for transmitting Internet, telephone, and email voting is 11:59 p.m. EDT on May 6, 2026 for shares held directly and by 11:59 p.m. EDT on May 4, 2026 for shares held in the Company’s 401(k) Plan. Please have your proxy card in hand when utilizing these alternate forms of voting.

The Notice of Annual Meeting, proxy statement and proxy card will be mailed to our shareholders on or about March 16, 2026.

PROXY STATEMENT VOTING ROADMAP

Proxy Statement Voting Roadmap

This proxy statement voting roadmap highlights certain information contained elsewhere in this proxy statement for the 2026 annual meeting of shareholders or any adjournments or postponements thereof (the “Annual Meeting”) of Bar Harbor Bankshares (“BHB,” the “Company,” “we,” “our” or similar terms). This voting roadmap does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.

PROPOSAL	1	PAGE 10	OUR BOARD RECOMMENDS A VOTE	FOR EACH
ELECTION OF DIRECTORS

To elect 10 persons to serve as directors for a term of one year

NAME	PRINCIPAL OCCUPATION	AGE	DIRECTOR SINCE	INDEPENDENT	COMMITTEE MEMBERSHIP
Daina H. Belair	Retired Attorney	70	2015		(Chair) Governance Audit • Executive • Bar Harbor Wealth Management
Matthew L. Caras	Attorney	69	2014		(Chair) Board of Directors • Executive • Governance • Bar Harbor Wealth Management
David M. Colter	President & CEO GAC Chemical Corporation	58	2016		(Chair) Audit • Executive • Board Risk
Lauri E. Fernald	Certified Funeral Service Practitioner	63	2005		(Chair) Compensation and Human Resources • Governance • Executive
James E. Graham	Former President & CEO Woodsville Guaranty Savings Bank	66	2025	Former President & CEO of WGSB	Board Risk • Bar Harbor Wealth Management
Heather D. Jones	Accounting and Organizational Support	55	2024		Audit • Board Risk • Compensation and Human Resources
Debra B. Miller	Retired External Relations	68	2022		Board Risk • Governance
Brian D. Shaw	Real Estate Contracting	57	2023		Audit • Compensation and Human Resources
Curtis C. Simard	President & CEO Bar Harbor Bank & Trust Bar Harbor Bankshares	55	2013	President & CEO	Executive • Board Risk • Bar Harbor Wealth Management
Scott G. Toothaker	Practicing CPA	63	2003		(Chair) Bar Harbor Wealth Management • Executive • Compensation and Human Resources

2026 PROXY STATEMENT	Page 1

PROXY STATEMENT VOTING ROADMAP

PROPOSAL	2	PAGE 33	OUR BOARD RECOMMENDS A VOTE	FOR
APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
To approve, on a non-binding advisory basis, of the compensation of our named executive officers.
PROPOSAL	3	PAGE 56	OUR BOARD RECOMMENDS A VOTE	FOR
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Page 2	2026 PROXY STATEMENT

PROXY STATEMENT VOTING ROADMAP

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

RECORD DATE	VOTING RIGHTS
Each share of common stock is entitled to cast one vote for each matter to be voted on at the Annual Meeting. Cumulative voting is not permitted

VOTING BY PROXY

If a proxy card is properly executed, returned to BHB and not revoked, the shares represented by the proxy card will be voted in accordance with the instructions set forth on the proxy card. If you are a shareholder of record and you return a signed and dated proxy card without marking any voting selections, the shares represented will be voted

I.
“For” each of the director nominees named in this proxy statement (the “Director Nominees”),
II.
“For” approval, on a non-binding advisory basis, of the compensation of our named executive officers (the “NEOs” or the “Named Executive Officers”),
III.
“For” the ratification of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026,

For participants in Bar Harbor Bankshares's 401(k) Plan (the “Plan”), the Plan trustee shall vote the shares for which it has not received voting direction from the Plan participants utilizing the same voting percentages derived from the Plan participants who did direct how their shares are to be voted.

If your shares are held by your broker, bank, or other agent as your nominee, you will need to obtain a proxy card from the organization that holds your shares and follow the instructions on that form regarding how to instruct your broker, bank, or other agent to vote your shares. Brokers, banks, or other agents that have not received voting instructions from their clients cannot vote on their clients’ behalf with respect to proposals that are not “routine” but may vote their clients’ shares on “routine” proposals. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner (“broker non-vote”). Proposals 1 and 2 are each considered a non-routine matter, and Proposal 3 is considered a routine matter. Therefore, your broker only has discretionary authority to vote your shares with respect to Proposal 3. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposals 1 and 2. Although broker non-votes are counted as shares that are present at the Annual Meeting and entitled to be cast for purposes of determining the presence of a quorum, they will not be counted as votes cast and will not have any effect on voting for a non-routine proposal presented at the Annual Meeting.

The Board at present knows of no other business to be brought before the Annual Meeting. However, persons named in the proxy, or their substitutes, will have discretionary authority to vote on any other business which may properly come before the Annual Meeting and will vote the proxies in accordance with the recommendations of the Board.

The Bar Harbor Club, 111 West Street, Bar Harbor, ME 04609

You are entitled to notice of and to vote at the Annual Meeting if you held of record shares of our common stock at the close of business on March 2, 2026. On that date,16,742,104 shares of common stock were issued and outstanding for purposes of the Annual Meeting.

VOTING METHODS

Over the Internet at www.proxyvote.com

By telephone at 1-800-690-6903

By email to bhb@allianceadvisors.com with your full name and shares owned (for non-institutional investors only)

At the Annual Meeting, in person

By mailing your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717

2026 PROXY STATEMENT	Page 3

PROXY STATEMENT VOTING ROADMAP

Voting Requirements Summary Table

The following table sets forth, among other things, the vote required for approval of each of the proposals to be presented at the Annual Meeting:

Proposal	Voting Options	Vote Required for Approval	Impact of Withhold or Abstentions (as applicable)	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Election of Director Nominees	FOR WITHHOLD	Director Nominees receiving the highest number of FOR votes are elected. If Director Nominees are unopposed, election requires only a single vote FOR.	Withheld votes have no effect; not treated as a vote cast, except for quorum purposes	No	No effect
Say-on-Pay	FOR AGAINST ABSTAIN	More FOR votes than AGAINST votes	Abstentions have no effect; not treated as a vote cast, except for quorum purposes	No	No effect
Ratification of Independent Registered Public Accounting Firm	FOR AGAINST ABSTAIN	More FOR votes than AGAINST votes	Abstentions have no effect; not treated as a vote cast, except for quorum purposes	Yes	As this proposal is considered routine under the NYSE American LLC (“NYSE American”) rules, there will be no broker non-votes on this proposal

Proxy REvocation

You may revoke your proxy at any time before it is voted at the Annual Meeting by delivering written notice of revocation to the Secretary of BHB, by delivering a subsequent dated proxy, by voting by telephone or online through the Internet on a later date, or by attending the Annual Meeting and voting in person.

Page 4	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Corporate Governance

Board Committees

We are committed to objective, independent leadership for our Board and each of its committees. Our Board believes active, objective and independent oversight of management is central to:

●	effective Board governance
●	serving the best interests of our Company and our shareholders
●	executing our strategic objectives
●	creating long-term shareholder value

Our Board has adopted rigorous governance practices and procedures focused on our corporate growth. In addition, to maintain and enhance its independent oversight, our Board has implemented measures to further enrich Board composition, leadership and effectiveness. These measures align our corporate governance structure with achieving our strategic objectives and enable our Board to effectively communicate and oversee our culture of compliance and in-depth risk management. Our Board frequently discusses business and other matters with our senior management team, as well as principal advisors including our legal counsel, auditors, consultants and financial advisors.

Board Leadership Structure

The position of Chair of the Board is currently held by Matthew L. Caras. Curtis Simard serves as President and Chief Executive Officer (“CEO”). This leadership structure allows Mr. Simard to focus on our operations and business strategy, while Mr. Caras provides independent leadership for the Board. In addition to management oversight, Mr. Caras sets the agenda for Board meetings, allowing other directors to raise issues and concerns for Board consideration.

MATTHEW L. CARAS
Chair of the Board

Role of the Chair of the Board

The Chair of the Board presides over the meetings of the Board and performs duties as may be assigned, including:

●
Presiding at all meetings of the Board, including all executive sessions of the independent directors
●
Serving as principal liaison between the President and CEO and the independent directors
●
Approving agendas for Board meetings
●
Approving information to be presented to the Board
●
Approving the schedule of meetings of the Board to ensure there is sufficient time for discussion of agenda items
●
Calling meetings of the entire Board or the independent directors as needed
●
Participating in consultations and direct communications with major shareholders and their representatives as appropriate

The Board leadership structure is guided by the Nominating and Corporate Governance Committee of the Board (the “Governance Committee”), which recommends a slate of director nominees and continuing directors consistent with the criteria approved by the Board to the full Board for election at each annual meeting of shareholders. Consistent with the Company’s Corporate Governance Guidelines, the Governance Committee is keenly focused on the knowledge, skills, and experience of the Board’s members, as well as the Board’s leadership structure and composition. The Board has concluded that our current leadership structure is appropriate at this time but will continue to periodically review its leadership structure and may make such changes in the future as it deems appropriate.

2026 PROXY STATEMENT	Page 5

CORPORATE GOVERNANCE

All of the Director Nominees are considered “independent directors” under the corporate governance standards set forth in the NYSE American Company Guide or the NYSE American Rules, except for Mr. Simard, our President and CEO, and James E. Graham, Former President & CEO of Woodsville Guaranty Savings Bank. The Chair of the Board is considered an “independent director.” Mr. Simard and Mr. Graham do not serve as chairs of any Board committee, nor is either a member of the Board’s Audit, Compensation and Human Resources, or Governance Committees. Our Governance Committee nominates an independent director to serve in the Chair of the Board role, for election by the entire Board. The independent directors meet regularly, as they deem appropriate, in executive session immediately after Board meetings to help ensure Board independence and oversight of organizational activities.

The Audit Committee meets periodically and receives reports from our independent registered public accounting firm, our independent loan review consultants, and the internal audit team. Our internal auditor conducts a risk assessment audit review and provides audit findings periodically to the Audit Committee.

Risk Oversight

Board

We are committed to objective, independent leadership for our Board and each of its committees.
Our Board believes active, objective and independent oversight of management is central to:

●    Effective Board governance

●    Serving the best interests of our Company and our shareholders

●    Executing our strategic objectives

●    Creating long-term shareholder value

Executive Committee	Audit Committee	Compensation and Human Resources Committee

● Exercises all the powers of the Board relating to the ordinary operations of business when the Board is not in session, subject to any specific vote of the Board and applicable law	● Accounting, auditing and financial controls and disclosure ● Oversees the internal audit function	● Oversees establishment, maintenance, and administration of all compensation programs and employee benefit plans ● Human capital management

Governance Committee	Board Risk Committee

● Oversees the Board’s governance processes ● Oversees Director recruitment efforts	● Oversees risk governance structure, including the risk appetite document ● Reviews enterprise risk, as well as other risks as necessary to fulfill oversight duties and responsibilities

Full committee descriptions can be found under the Corporate Governance Section of this document

Page 6	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Code of Conduct and Business Ethics

Our Code of Conduct and Business Ethics (“Code of Conduct”) applies to all our directors, executive officers, employees, contractors and consultants, and articulates our philosophy regarding ethical conduct in the workplace. The Code of Conduct establishes standards for behavior, including standards specific to compliance with laws and regulations, actual or potential conflicts of interest, fairness, insider trading, use of our customers’ information, and public and financial disclosure.

Our Code of Conduct also provides clear guidance on reporting concerns or offenses. Also, we have adopted a Code of Ethics for Senior Financial Officers that supplements the more general Code of Conduct and conforms to the requirements of the Sarbanes-Oxley Act of 2002 and NYSE American listing standards.

The Company intends to disclose any amendments to, or waivers from, the Code of Conduct or the Code of Ethics for Senior Financial Officers that are required to be disclosed pursuant to Item 5.05 of Form 8-K on our website at www.barharbor.bank/about-us/shareholder-relations/governance. Information contained on our website is not incorporated by reference into this proxy statement.

Securities and Insider Trading Policy

We maintain a Securities and Insider Trading Policy that applies to all our directors, executive officers, employees, contractors and consultants. The policy is designed to prevent insider trading, or even the appearance of insider trading, and to protect our reputation, integrity and ethical conduct. A copy of this policy is available on our website at www.barharbor.bank/about-us/shareholder-relations/governance. Information contained on our website is not incorporated by reference into this proxy statement.  Additionally, a copy of the Securities and Insider Trading Policy was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on March 10, 2026.

Prohibition on Hedging

Our Securities and Insider Trading Policy prohibits directors, executive officers, employees, contractors and consultants from engaging in any hedging activity involving our securities.

2026 PROXY STATEMENT	Page 7

CORPORATE GOVERNANCE

Clawback Policy

Pursuant to the rules of the NYSE American and the U.S. Securities and Exchange Commission (the “SEC”), BHB maintains the Incentive Based Compensation Recovery Policy (the “Clawback Policy”) which provides that, subject to certain exemptions provided by the rules of the NYSE American and the SEC, in the event that the Company is required to prepare an accounting restatement, it will recover incentive based-compensation received by any current or former executive officer that was based upon the attainment of a financial reporting measure that was erroneously awarded during the three-year period preceding the date that the restatement was required.

Board Independence

Under NYSE American corporate governance standards, a majority of the Board must be “independent directors” as defined in Section 803A of the NYSE American Rules. According to Section 803A, “independent director” means a person other than an executive officer or employee of our Company. In addition, for a director to qualify as “independent,” the Board must affirmatively determine that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that all the director-nominees listed in this proxy statement meet the applicable independence standards except for Curtis Simard, our President and CEO, and James Graham, former President & CEO of Woodsville Guaranty Savings Bank. Mr. Simard and Mr. Graham are not members of the Audit, Compensation and Human Resources, or Governance Committees.

To determine the independence of the directors, the Board considered certain transactions, relationships, or arrangements between those directors, their immediate family members, or their affiliated entities, on the one hand, and the Company, on the other hand. Certain directors, their respective immediate family members, and/or affiliated entities have deposit or credit relationships with, or received investment or wealth management services from, the Bank or one of its subsidiaries in the ordinary course of business. The Board determined that all of these transactions, relationships, or arrangements were made in the ordinary course of business, were made on terms comparable to those that could be obtained in arms’ length dealings with an unrelated third party, were not criticized or classified, non-accrual, past due, restructured or a potential problem, complied with applicable banking laws, and did not otherwise impair any director’s independence.

Bar Harbor Wealth Management Committee

Our Company, indirectly through BHBT, has an additional wholly-owned subsidiary— Bar Harbor Wealth Management (“BHWM”). BHWM has a separate committee. The committee membership is composed of: Scott Toothaker, Matthew L. Caras, Daina Belair, Kenneth E. Smith, James E. Graham and Curtis Simard. These directors oversee BHWM, which offers trust and wealth management services to clients. Mr. Toothaker serves as the Chair of the committee.

CEO and Senior Management Succession Planning

Our Board oversees CEO and senior executive management succession planning which is formally reviewed at least annually. Our CEO and our Human Resources Officer provide our Board with recommendations and evaluations of potential CEO successors and review their development progress. Our Board reviews potential internal senior executive management candidates with our President and CEO and our Human Resources Officer, including the qualifications, experience, and development priorities for these individuals. Directors engage with potential candidates at Board and committee meetings and in less formal settings to allow directors to personally assess their qualifications.

Further, our Board periodically reviews the overall composition of our senior management’s qualifications, tenure, and experience. Our Board also establishes steps to address emergency succession planning in extraordinary circumstances. Our emergency succession planning is intended to enable us to respond to unexpected position vacancies, including those resulting from a major catastrophe, by continuing our safe and sound operation and minimizing potential disruption or loss of continuity to our organization’s business and operations.

Board Meetings, Committee Membership, and Attendance

In 2025, our Board held 10 regular meetings, one strategic planning meeting, for measurement against strategic objectives meetings, and one annual meeting. Directors are expected to attend our annual meetings of shareholders, our Board meetings and the committee meetings of committees of which they are members. Each of our directors attended at least 98.0% of the total number of meetings of our Board and each of the committees on which they served during 2025. In addition, all the directors serving on our Board at the time of our 2025 Annual Meeting of shareholders attended the meeting.

Page 8	2026 PROXY STATEMENT

CORPORATE GOVERNANCE

Shareholder Engagement

Our Board and management regularly engage with our shareholders to solicit their views and input on Company performance, corporate governance, and other topics of interest to shareholders. These meetings may include participation by our Chair of the Board, President and CEO, Chief Financial Officer, or other senior management members, and they generally focus on our performance, strategy, and business development. The combination of information received in investor meetings and shareholder engagement meetings regularly provides the Board and management with insights into the comprehensive scope of topics important to our shareholders.

Additional Corporate Governance Information

More information about our corporate governance can be found on our website at www.barharbor.bank. Information contained on our website is not incorporated by reference into this proxy statement. Shareholders may also obtain copies of this proxy statement, free of charge, as well as our other corporate filings at our website.

2026 PROXY STATEMENT	Page 9

PROPOSAL 1: ELECTION OF DIRECTORS

Proposal 1:

Election of Directors

DIRECTORS AND NOMINEES

DAINA H. BELAIR	AGE: 70	MATTHEW L. CARAS, JD	AGE: 69
Director		Director
Director since:	2015	Director since:	2014
Committees:	Audit	Committees:	Executive
	Executive		Governance
	Bar Harbor Wealth Management		Bar Harbor Wealth Management
Chair	Governance	Chair	Board of Directors &
Executive

DAVID M. COLTER	AGE: 58	LAURI E. FERNALD	AGE: 63
Director		Director
Director since:	2016	Director since:	2005
Committees:	Executive	Committees:	Governance
	Board Risk		Executive
Chair	Audit	Chair	Compensation &
Human Resources

HEATHER D. JONES	AGE: 55	DEBRA B. MILLER	AGE: 68
Director		Director
Director since:	2024	Director since:	2022
Committees:	Audit	Committees:	Board Risk
	Board Risk		Governance
Compensation & Human Resources

BRIAN D. SHAW	AGE: 57	CURTIS C. SIMARD	AGE: 55
Director		President and CEO
Director since:	2023	Director since:	2013
Committees:	Audit	Committees:	Executive
	Compensation &		Bar Harbor
	Human Resources		Wealth Management
Board Risk

JAMES E. GRAHAM	AGE:66	SCOTT G. TOOTHAKER	AGE: 63
Director		Director
Director since:	2025	Director since:	2003
Committees:	Board Risk	Committees:	Compensation & Human Resources
	Bar Harbor		Executive
	Wealth Management	Chair	Bar Harbor Wealth

PROPOSAL	1	PAGE #10	OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING DIRECTOR NOMINEES.
ELECTION OF DIRECTORS

Page 10	2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

DIRECTOR NOMINEES

Key

Executive Leadership	Financial Services Industry	Financial Reporting/ Audit/ Capital Planning	Risk Management	Financial Services Compliance/ Legal/ Regulatory	Technology/ Information Security/ Cybersecurity	Mergers & Acquisitions	Human Capital Management	Public Company Experience

Daina H. Belair
Age: 70 | Director Since: 2015 | Independent

Ms. Belair is a retired attorney and a retired member of the New York and District of Columbia Bar Associations. In 2008, she relocated to Maine where she owned and operated the Inn at Sunrise Point until mid-2021. During her more than 25 years as a practicing attorney, she specialized in banking and financial services. From 2002 to 2006, she served as General Counsel and Managing Director of U.S. Trust Corporation and its subsidiary banks, U.S. Trust Company of New York and U.S. Trust Company, N.A. Prior to that, she was employed by Citibank, N.A. for 15 years, as a Vice President and Managing Director, and held various senior division general counsel and compliance officer positions for Citibank’s international corporate and institutional business as well as general counsel for the Citibank Private Bank. Earlier in her career she practiced law in Washington, D.C. At this time, she primarily resides in South Carolina but maintains family and business ties to Maine and New Hampshire.

Professional and Leadership Highlights:

●
Significant banking, wealth management and regulatory experience
●
Served as a Director of various private not-for-profit organizations, including Home Counselors Inc. in Maine and Women in Housing and Finance in Washington DC
●
Served as Director and Treasurer of the Penobscot Bay Chamber of Commerce and as President of the Lincolnville Business Group
●
Served on the Town of Lincolnville Budget Committee
Committee Memberships: ● Audit Committee ● Executive Committee ● Bar Harbor Wealth Management Committee ● Governance Committee (Chair)
Reason for Nomination
Ms. Belair’s legal background in the financial services industry and hospitality experience provides valuable guidance to the Board.

2026 PROXY STATEMENT	Page 11

PROPOSAL 1: ELECTION OF DIRECTORS

Matthew L. Caras, JD
Age: 69 | Director Since: 2014 | Independent

An attorney and member of the Maine Bar, Mr. Caras practiced commercial law and provided mergers and acquisitions advisory services for 40 years in a broad range of industries regionally and nationally. Mr. Caras also served as a mediator and neutral negotiation facilitator. Mr. Caras, formerly of Cape Elizabeth, Maine, now resides in Arrowsic, Maine.

Professional and Leadership Highlights:

●
Founder and former Managing Director and principal of Leaders, LLC, a mergers and acquisitions firm representing public, private and family-owned businesses
●
Former partner, department chair, and member of the executive committee of Verrill, a full-service law firm with over 150 attorneys and offices in Portland, Maine; Boston, Massachusetts; and Westport, Connecticut
●
Serves on the Arrowsic, Maine Zoning Board of Appeals
●
A.B., cum laude, Bowdoin College; J.D., with honors, University of Connecticut School of Law
Committee Memberships: ● Executive Committee (Chair) ● Bar Harbor Wealth Management Committee ● Governance Committee ● Board of Directors (Chair)
Reason for Nomination

Mr. Caras’ legal expertise in commercial transactions, as well as his business knowledge of the many industries with which we conduct business is invaluable to the Board with our growing customer service area throughout Northern New England.

David M. Colter
Age: 58 | Director Since: 2016 | Independent

Mr. Colter currently serves as President and Chief Executive Officer of GAC Chemical Corporation (“GAC”) in Searsport, Maine. GAC manufactures and distributes industrial, specialty, and fine inorganic and organic chemicals. Prior to joining GAC and moving to Maine, he worked for Ernst & Young in Ohio in their Financial Institutions Group. Mr. Colter resides in Hampden, Maine.

Professional and Leadership Highlights:

●
Audit Committee member of the University of Maine Pulp and Paper Foundation
●
Board member, Maine International Trade Center
●
Holds Certified Public Accountant and Chartered Global Management Accountant designations
●
Former member of the Board, Executive Committee and Treasurer for the Ronald McDonald House, NW Ohio
●
Former District Chairman, Waldo District, Boy Scouts of America
Committee Memberships: ● Board Risk Committee ● Executive Committee ● Audit Committee (Chair)
Reason for Nomination
Mr. Colter’s experience as the principal executive officer of a manufacturing company, as well as his educational and professional credentials, bring essential qualifications and skills to the Board.

Page 12	2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Lauri E. Fernald
Age: 63 | Director Since: 2005 | Independent

Ms. Fernald is the owner of Jordan Fernald Funeral Home headquartered in Mount Desert, Maine, and she is a Certified Funeral Service Practitioner. Ms. Fernald resides in Mount Desert, Maine.

Professional and Leadership Highlights:

●
Serves on the finance committee of Hospice Volunteers of Hancock County
●
Senior Warden and Altar Guild Member, Parish of St. Mary and St. Jude Episcopal Church of Northeast Harbor and Seal Harbor
●
Member for the Maine Coast Memorial Hospital Foundation Council
●
Current member of numerous foundations and associations including the Woodbine Cemetery Association of Ellsworth, and the Treasurer and Sexant Brookside Cemetery Corp. of Mount Desert
Committee Memberships: ● Governance Committee ● Executive Committee ● Compensation and Human Resources Committee (Chair)
Reason for Nomination
Ms. Fernald’s commercial and community service experience brings a depth of knowledge and perspective to the Board and the markets we serve.

James E. Graham
Age:66 | Director Since:2025

Professional and Leadership Highlights:

●
Served as President & Chief Executive Officer of Guaranty Bancorp, Inc and Woodsville Guaranty Savings Bank from 1995 to 2025. Joined the Board of Directors of Woodsville Guaranty Savings Bank in September 1996 and the Board of Directors of Guaranty Bancorp, Inc in 1998. Mr. Graham was employed with Woodsville Guaranty Savings Bank from 1979 through July 2025 at which time he joined the BHB Board with the sale of Guaranty Bancorp, Inc. to BHB
Committee Memberships: ● Board Risk Committee ● Bar Harbor Wealth Management Committee
Reason for Nomination
Mr. Graham’s extensive banking background, including all facets of risk and planning, and his knowledge of the newly acquired geographic markets.

2026 PROXY STATEMENT	Page 13

PROPOSAL 1: ELECTION OF DIRECTORS

Heather D. Jones
Age: 55 | Director Since: 2024 | Independent

Ms. Jones began her professional career in New York City in Human Resources, first at Lehman Brothers and then at Philips Electronics NAC. After moving to Maine in 1997, Ms. Jones worked at the Bar Harbor Chamber of Commerce and later in real estate on and around Mount Desert Island. As an owner of the firm, she led and oversaw all operations of the business for more than a decade, including developing a dedicated Property Management Division. Today, Ms. Jones is the Owner of Jones Business Services, LLC providing accounting and organizational support to area small businesses. Ms. Jones resides in Mount Desert, Maine.

Professional and Leadership Highlights:

●
Serving on the Town of Mt. Desert’s Comprehensive Plan Committee
●
Served as the Chair of the MDIRSS AOS 91 School Board
●
Served on the Stroud Fund which was established in 1990 to support community needs and projects
●
Served as Chair of the Mount Desert Nursery School Board
●
Served as Chair of the Mount Desert Planning Board
Committee Memberships: ● Audit Committee ● Board Risk Committee ● Compensation & Human Resources Committee
Reason for Nomination

Ms. Jones’ leadership and management roles have given her experience in evaluating business plans of varying types of organizations that uniquely provide direct perspective to the economies of many of the Company’s markets. Furthermore, her experience in developing human capital at all levels offers valuable insight to the Board.

Page 14	2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Debra B. Miller
Age: 68 | Director Since: 2022 | Independent

Ms. Miller served as the Vice President of External Relations at the NH Community Loan Fund from 2013 until her retirement in June of 2023. She oversaw the organization’s philanthropy, marketing and communications as well as their public policy efforts. She previously also served as Senior Vice President and Director of Corporate Affairs in New England for Citizens Bank where she was responsible for overseeing public and community relations, media relations, internal communications, special events, charitable contributions, marketing sponsorships and government affairs for the New England region. In addition, she was responsible for the bank’s Community Reinvestment Act programs throughout its then 13-state footprint. Ms. Miller resides in Londonderry, New Hampshire.

Professional and Leadership Highlights:

●
Received a BS in Urban Affairs and Economics from Winston-Salem University
●
Previously served as the Chair of the Board of Trustees for Winston-Salem State University and the past chair of Whittier Street Health Center in Roxbury, MA
●
Previously appointed by New Hampshire Governor Jeanne Shaheen to serve as a trustee for the University System of New Hampshire where she chaired the External Affairs Committee
●
Among other awards, recognized as one of New Hampshire's Remarkable Women by New Hampshire Magazine, received the Susan B. Anthony Award from the Manchester YWCA, and received the Leading Women Award from the Girl Scouts Patriots' Trail Council
Committee Memberships: ● Board Risk Committee ● Governance Committee
Reason for Nomination
Ms. Miller’s significant experience in banking and compliance combined with her community service experience provides a valuable combination of proven skills and insights to the Board.

Brian D. Shaw
Age: 57 | Director Since: 2023 | Independent

Mr. Shaw owns a real estate contracting and development business, with activities ranging from projects for specified clients to developing a portfolio of his own accord. Both segments range from single-family residences to medium-scale hospitality properties to multi-family properties of varying sizes. His services include original engineering to final finish carpentry. Mr. Shaw resides in Bar Harbor, Maine.

Professional and Leadership Highlights:

●
Graduate of Eastern Maine Technical College with degrees in construction design and architecture
●
Experience in navigating various economic and real estate cycles
●
Current member of the Board of the Hattie A. and Fred C. Lynam Trust, which was established in 1942 for the support of charitable organizations and educational scholarships throughout Mount Desert Island
Committee Memberships: ● Audit Committee ● Compensation & Human Resources Committee
Reason for Nomination
Mr. Shaw’s executive leadership and commercial service experience brings a depth of knowledge and perspective to the Board and the markets we serve.

2026 PROXY STATEMENT	Page 15

PROPOSAL 1: ELECTION OF DIRECTORS

Curtis C. Simard
Age: 55 | Director Since: 2013

Mr. Simard has served as our President and Chief Executive Officer since 2013. Prior to joining the Bank, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank from 2002 to 2013. He was also affiliated with First New Hampshire Bank and its successor, Citizens Bank, from 1992 to 2002 working on various business initiatives. Mr. Simard resides in Mount Desert, Maine.

Professional and Leadership Highlights:

●
Serves as a member on the Executive Committee of Maine Bankers Association
●
Serves as a member of the Board of Directors of Friends of Acadia and the Ellsworth Business Development Corporation
●
Serves as a member of the Board of Directors, Executive Committee and Public Policy Subcommittee at the Business and Industry Association of N.H.
●
Past Chair of Maine Bankers Association
●
Previous Board member of Northern Light Maine Coast Memorial Hospital, Seal Cove Auto Museum and the Abbe Museum, a Smithsonian affiliate representing Native American Culture
Committee Memberships: ● Executive Committee ● Bar Harbor Wealth Management Committee ● Board Risk Committee
Reason for Nomination

Mr. Simard’s position as our President and CEO, his extensive track record of success in banking throughout the Northeastern United States, particularly New England, and his leadership of our company provides him with considerable insight into our opportunities, challenges, and operations.

Scott G. Toothaker
Age: 63 | Director Since: 2003 | Independent

Mr. Toothaker serves as the Office Managing Director of CBIZ, LLC, an international accounting and advisory firm with locations throughout the United States. Mr. Toothaker resides in Hollis, New Hampshire.

Professional and Leadership Highlights:

●
Holds an MBA from the University of Maine and a BS and MTax from Bentley College
●
Experience in navigating financial management and transition across many industries and through various economic cycles
Committee Memberships: ● Executive Committee ● Compensation & Human Resources Committee ● Bar Harbor Wealth Management Committee (Chair)
Reason for Nomination
As a practicing CPA, Mr. Toothaker has experience across business and personal financial management that is well suited in his role as a director.

Page 16	2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

BOARD SKILLS AND DEMOGRAPHICS—BAR HARBOR BANKSHARES

Skills and Experience	Belair	Caras	Colter	Fernald	JONES	Miller	Shaw	Simard	Graham	Toothaker
Executive Leadership Enables an understanding of the numerous challenges, opportunities and risk associated with managing a publicly traded organization
Financial Services Industry Experience with capital markets or financial market products and services and an understanding of payment platforms, models, systems and technology.
Financial Reporting/ Audit/ Capital Planning Prior experience working in finance, accounting, and/or audit, internally or externally, or otherwise qualifying as an Audit Committee Financial Expert.

Risk Management

Significant experience with enterprise risk management principles and concepts as well as experience managing risk at a complex organization. Risk and risk management plays a significant role in our industry.

Financial Services Compliance/ Legal/ Regulatory

Experience with capital markets or financial market products and services and an understanding of payment platforms, models, systems and technology. Significant experience as a lawyer at a firm. Experience with regulators and regulatory issues. Banking and financial services are highly regulated in nature.

Technology/ Information Security/ Cybersecurity Knowledge in cybersecurity and information technology systems and developments, either through academia or industry experience.
Mergers & Acquisitions Experience leading complex mergers, acquisitions and direct involvement in integration of people, systems, data, and operations.
Human Capital Management Experience developing a strong corporate culture and focusing on colleague engagement. Experience in human capital management.
Public Company Experience CEO or other senior executive (direct reports to CEO) of a publicly traded company.

board indePEndence and tenure

Independent (8)
Board Tenure (years)	10	11	9	20	2	4	3	12	0	22

2026 PROXY STATEMENT	Page 17

PROPOSAL 1: ELECTION OF DIRECTORS

Identifying and Evaluating Director Candidates Board Composition

Our Board oversees the business and affairs of our organization. Our Board provides active and independent oversight of management. To carry out Board responsibilities, we seek candidates with:

●	Strong business judgment
●	High personal integrity
●	Demonstrated achievement in public or private companies
●	Proven leadership and management ability
●	Understanding of our markets
●	Dedicated—able to devote the necessary time to oversight
●	Free of potential conflicts of interests
●	Collegial manner

As noted, the Governance Committee identifies nominees to serve as directors primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and shareholders. To date, the Governance Committee has not engaged any third parties to assist in identifying candidates for the Board. The Governance Committee considers a potential candidate’s background, business and professional experience, demonstrated business acumen (including any requisite financial expertise or other special qualifications), ethical character, current employment, the ability to exercise sound business judgment, and a commitment to understanding our company, our business and the industry in which we operate.

Our Board seeks directors whose complementary knowledge, experience, and skills provide a broad range of perspectives and leadership expertise in financial services and other highly complex and regulated industries, strategic planning and business development, business operations, marketing and distribution, technology/cybersecurity, risk management and financial controls, human capital management, corporate governance, public policy, and other areas important to our business strategy and oversight. In addition, the Governance Committee considers a candidate’s experience at a regulated financial institution and whether a candidate has sufficient time to devote to the responsibilities of being a director, their community service or other board service. Candidates are subject to a background check and must be clear of any judgments or sanctions. The Governance Committee generally considers a candidate’s qualifications with respect to these broad criteria and assesses whether the candidate can make decisions on behalf of or while representing us in a manner consistent with our stated business goals and objectives.

The Governance Committee and our Board also consider directors’ age and tenure, and Board continuity as they strive to achieve a balance between the perspectives of new directors and those of longer-serving directors with industry and institutional insights. Although we do not maintain a formal diversity policy, our Board views diversity as a priority and seeks representation across a range of attributes, including gender, race, ethnicity, and professional experience

The Governance Committee will also consider the candidate’s “independent” status in accordance with applicable regulations and listing standards. The Governance Committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director must follow the procedures for submission of proposals defined in the section of this proxy statement entitled “Nominations by Shareholders and Other Shareholder Proposals.”

Director Tenure

Each elected director serves until the next succeeding annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal from office. The Board has not established limits on the number of terms that may be served by a director. However, our bylaws (“Bylaws”) provide that directors will not be nominated for election or re-election after their 72nd birthday except that the full Board may nominate candidates over 72 years of age for election or re-election for a single annual term for special circumstances as determined by the Board for the benefit of the shareholders. We believe the Company’s best interests are served when the Board is represented by individuals who have developed, over time, valuable insight into our operations, businesses, as well as a profound understanding of our core values and goals toward community growth and prosperity.

Page 18	2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Board Committees

Our Board has five standing committees—the Executive Committee, the Audit Committee, the Compensation and Human Resources Committee, the Governance Committee, and the Board Risk Committee. Charters describing the responsibilities of the Audit, Compensation and Human Resources, and Governance Committees can be found on our website at www.barharbor.bank under the Shareholder Relations page.

Our Board committees regularly make recommendations and report on their activities to the full Board. Each committee may obtain advice from internal or external financial, legal, accounting, or other advisors at their discretion. Our Board, considering the recommendations of our Governance Committee, reviews our committee charters and committee membership at least annually. The duties of our Board committees are summarized below.

EXECUTIVE COMMITTEE

Key Responsibilities

●
Exercises all the powers of the Board relating to the ordinary operations of business when the Board is not in session, subject to any specific vote of the Board and applicable law
●
Committee members appointed by the Board after the annual meeting of shareholders

Members: Daina Belair, David Colter, Lauri Fernald, Curtis Simard, Kenneth Smith, Scott Toothaker and Matthew Caras (Chair)

2025 Meetings: 0

AUDIT COMMITTEE

Key Responsibilities

●
Oversees qualifications, appointment, performance, compensation, and independence of our independent registered public accounting firm
●
Assists the Board in fulfilling its oversight responsibilities with respect to (1) the financial information to be provided to shareholders and the SEC; (2) the review of quarterly financial statements; (3) the system of financial reporting controls management as established; and (4) the internal audit, external audit, and loan review processes
●
Oversees compliance with all legal and regulatory requirements
●
Makes inquiries of management to assess the scope and resources necessary for the corporate audit function to execute its responsibilities

Independence/Qualifications

●
All Audit Committee members are independent under the NYSE American listing requirements and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)
●
All Audit Committee members are financially literate in accordance with the NYSE American listing standards
●
At least one Audit Committee member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities and will otherwise qualify as an “audit committee financial expert” as defined by applicable SEC rules. Messrs. Colter and Toothaker qualify as Audit Committee Financial Experts.

Members: Daina Belair, Heather Jones, Brian D. Shaw and David Colter (Chair)

2025 Meetings: 4

See Appendix A for the Report of the Audit Committee.

2026 PROXY STATEMENT	Page 19

PROPOSAL 1: ELECTION OF DIRECTORS

COMPENSATION AND HUMAN RESOURCES COMMITTEE

Key Responsibilities

●
Oversees establishing, maintaining, and administering all compensation programs and employee benefit plans
●
Administers the Clawback Policy, ensuring that the Clawback Policy complies with all applicable rules and regulations
●
Approves, or recommends the CEO’s compensation to the Board for further approval by all independent directors, and reviews and approves all other executive officer compensation
●
Recommends director compensation for Board approval
●
Reviews and approves the terms of any employment agreements, severance agreements, change in control protections and any other compensatory arrangements for the CEO, executive officers and other senior management
●
Reviews human capital management practices
●
Prepares and reviews its report on executive compensation to be included in our proxy statement or Annual Report on Form 10-K

Independence/Qualifications

●
All committee members are independent under the NYSE American listing standards and the rules and regulations of the SEC, including Rule 10C-1(b)(1) of the Exchange Act

Members: Heather D. Jones, Brian D. Shaw, Scott G. Toothaker and Lauri Fernald (Chair)

2025 Meetings: 5

GOVERNANCE COMMITTEE

Key Responsibilities

●
Oversees the Board’s governance processes
●
Screens director candidates, recommending nominees to the full Board (including the slate of returning directors) to be elected each year
●
Identifies and reviews the qualifications of potential Board members; recommends nominees for election to the Board
●
Recommends the size and composition of the Board
●
Recommends committee structure and membership
●
Sponsors new director orientation and education
●
Reviews and assesses shareholder input and our shareholder engagement process; provides shareholder feedback to the full Board
●
Oversight for all environmental, social, and governance related matters

Independence/Qualifications

●
All committee members are independent under the NYSE American listing standards and the applicable rules and regulations of the SEC

Members: Matthew Caras, Lauri Fernald, Debra B. Miller and Daina Belair (Chair)

2025 Meetings: 4

Page 20	2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

BOARD RISK COMMITTEE (“BRC”)

Key Responsibilities

●
Oversees risk governance structure
●
Reviews risk management, risk assessment guidelines, policies regarding market, credit, operations, liquidity, funding, reputation, compliance
●
Reviews enterprise risk, as well as other risks as necessary to fulfill the BRC’s oversight duties and responsibilities
●
Oversees the reporting of the Company’s material risks from cybersecurity threats, management’s process to monitor, detect, mitigate, and remediate cybersecurity incidents, and the Company’s disclosure of any cybersecurity incident deemed material as required by the SEC or any other governmental authority, as applicable
●
Approval mechanism for all loan relationships >$5 million

Independence/Qualifications

●
All committee members (besides Curtis Simard) are independent under the NYSE American listing standards
●
Reviews risk appetite and tolerance
●
Oversees capital, liquidity, and funding in coordination with the Asset/Liability Management Committee of our subsidiary, BHBT

Members: David Colter, Debra Miller, Heather D. Jones, Curtis Simard, James E. Graham and Kenneth Smith (Chair)

2025 Meetings: 12

COMPENSATION AND HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of our Compensation and Human Resources Committee (1) is or has ever been an employee of the Company or our Bank, (2) was, during the last completed fiscal year, a participant in any related-party transaction requiring disclosure under “Certain Relationships and Related-Party Transactions,” except with respect to loans made to such Compensation and Human Resources Committee members in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with unrelated parties or (3) had, during the last completed fiscal year, any other interlocking relationship requiring disclosure under applicable SEC rules.

Role of the Board in the Oversight of Risk

Our Board recognizes the importance of maintaining the trust and confidence of our shareholders, customers, and employees. The Board devotes significant time and attention to data and systems protection, including cybersecurity and information security risks. Our Board monitors and manages risks through the activities of select Board committees and in conjunction with our management, internal audit, our independent registered public accounting firm, and other specialized independent advisors. Specialized audits include Information Technology and Security, Bank Secrecy Act, Loan Review, Model Validations, and Trust Operations. The Board regularly discusses risk management practices with senior management. In addition to monthly Board reports, our Board receives real-time reports from our Chief Risk Officer on key developments across the industry, as well as specific information about peers, vendors, compliance developments, fraud trends, customer complaints and other significant incidents.

The BRC is comprised of the following directors: David Colter, Debra Miller, Heather Jones, Curtis Simard, James E. Graham and Kenneth Smith. Mr. Smith serves as Chair. BRC members are appointed by the Board and oversees the risk governance structure.

Risk assessment and risk management are the responsibility of our senior management team. The BRC is responsible for oversight and review. Oversight is, in part, conducted through the established Enterprise Risk Management Program and is administered by the Bar Harbor Bank & Trust’s (the “Bank” or “BHBT”) Chief Risk Officer. As part of the Enterprise Risk Management Program, information from the Bank’s business lines is regularly collected and analyzed to identify, monitor, track, and report various risks within the organization.

Key responsibilities include, but are not limited to, internal controls over financial reporting, credit risk, interest rate risk, liquidity risk, operational risk, data and cybersecurity risk, compensation risk, reputational risk, and compliance risk.

The BRC meets at least monthly and receives regular presentations and reports throughout the year on data, cybersecurity and information security risk from management. These presentations and reports address a broad range of topics including updates on

2026 PROXY STATEMENT	Page 21

PROPOSAL 1: ELECTION OF DIRECTORS

technology trends, regulatory developments, legal issues, policies and practices, the external threat environment, both internal and independent vulnerability assessments results, and specific and ongoing efforts by management to prevent, detect, and respond to internal and external critical threats. In addition, the BRC oversees the reporting of the Company’s material risks from cybersecurity threats, management’s process to monitor, detect, mitigate, and remediate cybersecurity incidents, and the Company’s disclosure of any cybersecurity incident deemed material and such materiality determination will be made by the BRC) as required by the SEC or any other governmental authority, as applicable.

In 2025, the BRC held a total of 12 meetings. Our state-of-the-art information security programs enable us to monitor and promptly respond to threats and incidents, and innovate and adopt new technologies, as appropriate. The BRC shares our goal that each employee is responsible for information security, data security, and proven cybersecurity practices.

The BRC also sets loan policy, establishes credit authorities, and approves or ratifies all extensions of credit to borrowers with loan relationships over $10 million, and regularly reviews credit trends, delinquencies, non-performing loans, charged-off loans, and management’s quarterly assessment of the adequacy of the allowance for credit losses. The BRC, in conjunction with the Audit Committee, reviews reports prepared by an independent loan review firm, as well as those issued by our internal audit team to assist in their on-going assessment of credit risk.

The Compensation and Human Resources Committee manages incentive compensation risk. The Compensation and Human Resources Committee has engaged Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consultant, to provide competitive market data and research into compensation best practices to guide the decisions of the Compensation and Human Resources Committee. The Compensation and Human Resources Committee reviews compensation matters with the assistance of our BRC. These results are reviewed by the Board to ensure incentive plans for executive management and other officers discourage excessive risk-taking.

A network of management oversight committees has been established to assist our Board in fulfilling its risk management responsibilities. These oversight committees have the delegated authority and specific duties to execute our risk management policy. Specifically, the committees listed below are responsible for the ongoing identification, measurement, monitoring, and management of risk.

●	Enterprise Risk Management Committee is responsible for reviewing and recommending for approval risk mitigation strategies, risk acceptance, as well as ongoing assessment of the adequacy and effectiveness of internal controls, and oversight of any risk mitigation plans. This committee ensures our company has an appropriate balance between business development objectives, risk tolerances, cost of internal control, operational efficiency, regulatory requirements, and customer experiences.
●	Management Loan Committee oversees the management of credit risk related to the lending portfolio of the Bank and associated activities, including credit quality, loan production, credit delivery activities, credit policies, problem loan management, and the collection processes. This committee meets regularly and can approve aggregate loan exposure for borrowers up to $10 million.
●	Information Technology & Operations Steering Committee is responsible for developing and implementing our technology and operations strategies. This committee manages the implementation of operational risk management practices, including the development of internal policies, procedures and risk tolerance guidelines, assures the quality and performance of the Bank’s project management practices, and ensures the organization’s operational objectives are achieved in a safe and sound manner.
●	Asset Liability Management Committee is responsible for the management of interest rate risk, liquidity risk, market risk, and capital adequacy levels, as well as developing strategies governing the effective management of our balance sheet and income statement.

We believe our risk management activities and detailed reports provide clear and concise information to our senior management team, as well as to the Board, to adequately evaluate compliance with our risk management programs and policies.

Page 22	2026 PROXY STATEMENT

Compensation of Directors

Compensation of Directors

For 2025, the compensation of independent directors of our Company and our subsidiaries, BHBT and BHWM, consisted of quarterly cash retainer payments and an equity award. All directors receive one board retainer payment for their service as outlined below. Additional retainers are paid for the Board Chair and Committee Chairs as outlined below. The CEO does not receive compensation for service as a director.

The Compensation and Human Resources Committee oversees director compensation. We regularly review the compensation practices of the peer companies, which include the same peer companies used for our executive benchmarking study. The Board believes that providing a significant portion of director compensation in equity will reinforce the alignment with shareholder interests.

Board retainers and the Board Chair retainer were increased in 2025 based on the results of our benchmarking study conducted in November 2024. There were no changes to Committee Chair retainers or equity grants. In November 2025, each independent director was awarded 1,349 restricted shares of our common stock under the Bar Harbor Bankshares 2019 Equity Plan (“2019 Equity Plan”), valued at $39,971 per director on the date of the grant. These restricted shares are fully vested, but may not be sold, transferred or gifted by any director until three months after such director leaves the service of the Board.

ANNUAL DIRECTOR COMPENSATION

BASE COMPENSATION FOR ALL DIRECTORS	ADDITIONAL COMPENSATION FOR ADDITIONAL SERVICE

		2024	2025
		Amounts	Amounts
	Chair of the Board Retainer	$32,000	$35,000
	Audit Committee Chair Retainer	$12,000	$12,000
	All Other Committee Chair Retainer	$10,000	$10,000
	Chair of BHWM Board Retainer	$10,000	$10,000

2026 PROXY STATEMENT	Page 23

BENEFICIAL OWNERSHIP OF COMMON STOCK

Beneficial Ownership of Common Stock

The following tables set forth certain information, as of March 2, 2026 (except to the extent indicated otherwise in the footnotes below) with respect to (a) the beneficial ownership of our common stock and depositary shares held by (1) each of our directors and Director Nominees, (2) each of our named executive officers, and (3) all of our current directors, Director Nominees and executive officers as a group, and (b) shareholders known to us to beneficially own more than 5% of our common stock (based solely on the information reported by such persons in their most recent Schedule 13D and 13G filings with the SEC). For purposes of these tables, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act. In general, beneficial ownership includes any shares of common stock or depositary shares as to which the individual has sole or shared voting or investment power. None of these persons has any right to acquire shares of our common stock or depositary shares, as applicable, within 60 days of March 2, 2026 through the exercise of any option, warrant or other right. None of the shares listed below are pledged as security. Fractional shares have been rounded down to the nearest whole share for purposes of this table. Percentage ownership is calculated based on 16,742,104 shares of our common stock, net of treasury shares, outstanding as of March 2, 2026. Unless otherwise indicated, the address of all individuals listed below is 82 Main Street, PO Box 400, Bar Harbor, Maine, 04609.

		AMOUNT OF		PERCENT
	TITLE OF	BENEFICIAL		OF
NAME OF BENEFICIAL OWNERS	CLASS	OWNERSHIP	FOOTNOTES	CLASS[1]
5% or more beneficial owners
FMR LLC	Common	1,146,749	[2]	6.86%
BlackRock, Inc.	Common	1,159,246	[3]	6.94%
Dimensional Fund Advisors LP	Common	807,635	[4]	4.83%
The Vanguard Group Inc.	Common	758,647	[5]	4.54%
DIRECTORS & DIRECTOR NOMINEES
Belair, Daina H.	Common	13,427	[6]	*
Caras, Matthew L.	Common	21,999		*
Colter, David M.	Common	12,235		*
Fernald, Lauri E.	Common	21,804	[7]	*
Graham, James E.	Common	56,775	[8]
Jones, Heather D.	Common	2,517		*
Miller, Debra B.	Common	5,261		*
Shaw, Brian D.	Common	18,879		*
Simard, Curtis C.	Common	146,259	[11]	*
Smith, Kenneth E.	Common	28,932	[9]	*
Toothaker, Scott G.	Common	47,452	[10]	*
NAMED EXECUTIVE OFFICERS
Iannelli, Josephine	Common	50,485	[11]	*
Colombo, Marion	Common	30,746	[11]	*
Mercier, John M.	Common	26,574	[11]	*
Edgar, Jason P.	Common	23,810	[11]	*
All directors and executive officers as a group (18 persons)		563,116		3.37%

* Represents less than 1% of total

** Named Executive Officers includes Curtis Simard, who is listed above as he serves as CEO, President and Director.

1.

Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. All individual holdings amounting to less than 1% of issued and outstanding common stock are marked with an (*).

2.	FMR LLC holdings are disclosed based on their ownership as of March 31, 2025 as filed with the SEC on Schedule 13G/A on May 12, 2025. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.
3.

BlackRock, Inc, holdings are disclosed based on their ownership as of September 30, 2025, as filed with the SEC on Schedule 13G/A on October 17, 2025. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

Page 24	2026 PROXY STATEMENT

BENEFICIAL OWNERSHIP OF COMMON STOCK

4.

Dimensional Fund Advisors LP holdings are disclosed based on their ownership as of December 31, 2023 as filed with the SEC on Schedule 13G filed on February 9, 2024. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.

5.

The Vanguard Group Inc. holdings are disclosed based on their ownership as of December 31, 2023 as filed with the SEC on Schedule 13G on February 13, 2024. The address of The Vanguard Group Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

6.	Includes 1,670 shares owned by Ms. Belair’s spouse.
7.	Includes 2,137 shares owned by Ms. Fernald’s mother over which Ms. Fernald has been granted power of attorney.
8.	Includes (a) 6,185 shares held jointly with Mr. Graham’s family members and (b) 49,228 shares held by the Teresa Graham Revocable Trust of which Mr. Graham is the trustee.
9.	Includes 4,678 shares over which voting and dispositive powers are shared jointly with Mr. Smith’s spouse.
10.	Includes 8,976 shares over which voting and dispositive powers are shared with Mr. Toothaker’s spouse.
11.

The table below includes (a) shares the NEOs own directly, (b) shares over which NEOs have voting power of fully vested shares under our 401(k) Plan, (c) time-vested and performance shares (disclosed at Target) scheduled to be issued to the executives within 60 days of the March 2, 2026 record date under the long-term incentive plans. These ownership positions are set forth in the table below:

			LONG TERM
			INCENTIVE
	DIRECT	401(k) PLAN	EQUITY
NAME	(a)	(b)	(c)
Simard, Curtis C.	132,896	2,147	11,216
Iannelli, Josephine	46,890	—	3,595
Colombo, Marion	28,423	—	2,323
Mercier, John M.	24,251	—	2,323
Edgar, Jason P.	21,562	—	2,248

2026 PROXY STATEMENT	Page 25

EXECUTIVE OFFICERS

Executive Officers

Below is a list of our Executive Officers, including their ages and positions with us and our subsidiaries BHBT, and BHWM as of March 2, 2026.

Our Bylaws provide that our Board elect executive officers annually. The Bylaws further provide the President and CEO, Chairman and Vice Chairman, if any, shall serve at the pleasure of the Board or until their successors have been chosen and qualified. All other officers serve at the pleasure of the Board and the CEO. There are no arrangements or understandings between any of the directors, executive officers, or any other persons pursuant to which the above directors have been selected as directors or any of the above officers have been selected as officers. There are no “family relationships” (as defined by the SEC) between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

CURTIS C. SIMARD — Director, President and CEO

Age: 55 Since: 2013 Positions with Subsidiaries: President and CEO of BHBT since June 2013. Director of BHBT since June 2013. Director of BHWM and its predecessor since 2013.

Mr. Simard has served as our President and Chief Executive Officer since August 10, 2013. Prior to joining the Bank, he served as Senior Vice President and Managing Director of Corporate Banking for TD Bank from 2002 to 2013. He was also affiliated with First New Hampshire Bank and its successor, Citizens Bank, from 1992 to 2002 working on various business initiatives. Mr. Simard resides in Mount Desert, Maine.

Professional and Leadership Highlights:

●
Serves as a member of the Executive Committee of Maine Bankers Association
●
Serves as a member of the Board of Directors of Friends of Acadia and the Ellsworth Business Development Corporation
●
Serves as a member of the Board of Directors, Executive Committee and Public Policy Subcommittee at the Business and Industry Association of N.H.
●
Past Chair of Maine Bankers Association
●
Previous Board member of Northern Light Maine Coast Memorial Hospital, Seal Cove Auto Museum and the Abbe Museum, a Smithsonian affiliate representing Native American Culture

Mr. Simard’s position as our President and CEO, his extensive track record of success in banking throughout New England, and his leadership of our company provide him with considerable insight into our opportunities, challenges and operations.

Page 26	2026 PROXY STATEMENT

EXECUTIVE OFFICERS

JOSEPHINE IANNELLI — Executive Vice President, Chief Financial Officer and Treasurer

Age: 53 Since: 2016 Positions with Subsidiaries: Executive Vice President, Chief Financial Officer, and Treasurer of BHBT since 2016. Chief Financial Officer and Treasurer of BHWM since 2022.

Ms. Iannelli joined the Bank in October 2016 as Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining the Bank, Ms. Iannelli served as Senior Executive Vice President, Chief Financial Officer and Treasurer of Berkshire Hills Bancorp in Pittsfield, Massachusetts. She began her career at KPMG and subsequently KeyCorp. She also served in various roles at National City Corporation starting in 2002 up to and including the acquisition and integration into PNC Financial Services Group. Ms. Iannelli resides in Hinckley, Ohio.

Professional and Leadership Highlights:

●
Holds a BS in Accounting from Baldwin Wallace University
●
Serves as a member of the Board of Directors, Secretary and Chair of the Audit Committee for the Maine Seacoast Mission
●
Served as a member of the Board of Trustees and Chair of the Finance Committee for Camp Beech Cliff
●
Owned her own consulting company serving both national and international publicly traded clients

In these varying roles, Ms. Iannelli’s experience and expertise encompass senior financial leadership in accounting policy, financial planning and analytics, treasury, investor relations, SEC and regulatory reporting, investment management, tax, and mergers and acquisitions.

MARION COLOMBO

Age: 60 Since: 2018 Positions with Subsidiaries: Executive Vice President, Chief Retail Officer of BHBT

Ms. Colombo joined our Company in February 2018 as Executive Vice President, Chief Retail Officer. She is responsible for retail strategy, delivery and support working with teams to ensure that our customer experience is consistent with outstanding service across all locations in Maine, New Hampshire and Vermont. She has demonstrated the ability to partner with business lines to advance wallet share beyond the branch environment. Ms. Colombo resides in York, Maine.

Professional and Leadership Highlights:

●
Prior to joining the Bank, Ms. Colombo served in multiple leadership roles at TD Bank for 30 years. She served as Market President of Retail for TD Bank in Boston, Massachusetts from 2009 to 2018 where she was responsible for the retail strategy for 110 de novo branches across Greater Boston and Rhode Island
●
Past recipient of the Abigail Adams award from the Massachusetts Women’s Political Caucus, recognizing her as an Outstanding Woman Leader
●
Served with the United Way, Boston Partners in Education, and other nonprofits having been recognized for extraordinary support of women in the workplace

Ms. Colombo’s in-depth knowledge of retail banking and her strong leadership skills and experience provide significant expertise in this important segment of our business.

2026 PROXY STATEMENT	Page 27

EXECUTIVE OFFICERS

JOHN M. MERCIER

Age: 62 Since: 2018 Positions with Subsidiaries: Executive Vice President, Chief Lending Officer of BHBT since 2018.

Mr. Mercier has served as our Executive Vice President and Chief Lending Officer since October 1, 2018. He joined our Company in April 2017 as Executive Vice President, Senior Loan Officer for New Hampshire and Vermont. His banking career spans more than 40 years with significant lending experience in many types of lending, across segments, and through various economic cycles. Prior roles have included various initiatives at Citizens Bank, KeyCorp, TD Bank, and Primary Bank. Mr. Mercier resides in Manchester, New Hampshire.

Professional and Leadership Highlights:

●
Received a BS in Finance from Bentley College
●
Graduate of the New England School of Banking
●
Serves as a member of the Manchester, NH Police Commission
●
Past member of the Board of Trustees of the Elliot Health System
●
Past Chairman and Trustee Emeritus of Southern New Hampshire Health System
●
Past Chairman of the Manchester-Boston Regional Airport Authority
●
Past Trustee of various nonprofits including the Granite United Way, New Hampshire Institute of Art, and the Manchester Boys & Girls Club

In his role, Mr. Mercier’s experience provides for the effective planning, development and implementation of the Bank’s long-term lending strategies, including initiatives such as portfolio mix, growth strategies and market penetration objectives.

JASON EDGAR

Age: 49 Since: 2019 Positions with Subsidiaries: Hired in 2019 as President of both BHTS and CTC; President of BHWM since 2022.

Mr. Edgar joined our company in June 2019 as President of Bar Harbor Trust Services and Charter Trust Company, which merged into one entity as of May 1, 2022, BHWM. He is responsible for setting the strategic direction of Wealth Management and managing the day-to-day business of BHWM. Mr. Edgar has over 20 years of experience in the Wealth Management industry. Mr. Edgar resides in Atkinson, New Hampshire.

Professional and Leadership Highlights:

●
Prior to joining the Bank, Mr. Edgar served in multiple leadership roles at Berkshire Hills Bancorp. He served as the Chief Investment Officer and Director of Wealth Management from 2016 to 2019. In his position at Berkshire Bank, he was responsible for overseeing the strategic direction and daily management of the business line. Prior to that role Mr. Edgar was the New England Regional Leader for Berkshire Hills Bancorp. Prior to Berkshire Hills Bancorp, Mr. Edgar was a Senior Officer overseeing the investment process at Enterprise Bank.
●
He received a BA Degree in Political Science from the University of Connecticut.

Mr. Edgar’s strong wealth management experience, deep industry knowledge and significant leadership skills provide expertise in this important segment of our business.

Page 28	2026 PROXY STATEMENT

EXECUTIVE OFFICERS

ALISON DIPAOLA

Age: 38 Since: 2022 Positions with Subsidiaries: Senior Vice President, Chief Human Resources Officer of BHBT

Ms. DiPaola has served as our Senior Vice President, Chief Human Resources Officer since April 2022. After almost five years at another financial institution, she joined the Company in June of 2013 and has held roles of progressive responsibility. Ms. DiPaola is responsible for all Human Resources functions such as compensation, payroll, benefits, employee relations, learning and development, performance management, and talent acquisition. She resides in Claremont, New Hampshire.

Professional and Leadership Highlights:

●
Received a BS in Business Administration from the University of New Hampshire and an MSHRM from Southern New Hampshire University
●
Maintains her Society for Human Resource Management, Senior Certified Professional credential (SHRM-SCP)
●
Graduate of the New England School of Financial Studies and Northern New England School of Banking

In her role, Ms. DiPaola’s Human Resources education, certifications, and experience throughout banking make her effective in managing our Human Resources function across all three states.

JOSEPH P. SCULLY

Age: 64 Since: 2021 Positions with Subsidiaries: Senior Vice President, Chief Information & Operations Officer of BHBT since April, 2021

Mr. Scully is the Chief Information and Operations Officer at the Bank and is responsible for guiding the bank’s Technology, Project Management, Real Estate Management, and Digital-Deposit/Loan Operations functions. Mr. Scully has nearly four decades of experience working in the Department of Defense and Financial Services verticals. He has supervised Information Technology & Security, Fraud, Project Management, Facilities, and Card Operations departments throughout his career and has served on multiple banking and security industry committees during the last 20 years. Since arriving at the Bank, Mr. Scully has spearheaded the modernization of our enterprise infrastructure and has played key roles in a majority of the Bank’s strategic initiatives, including merger and acquisition projects. Mr. Scully resides in Plymouth, Maine.

Professional and Leadership Highlights:

●
Past FS-ISAC Payments Risk Council Member

Mr. Scully holds an Associate’s degree of Applied Science from Edison State Community College in Ohio. Mr. Scully is a proud US Army veteran, having served in the Military Intelligence branch of the US Army.

2026 PROXY STATEMENT	Page 29

EXECUTIVE OFFICERS

JOHN M. WILLIAMS, II

Age: 35 Since: 2021 Positions with Subsidiaries: Senior Vice President, Chief Risk Officer of BHBT since April, 2021

Mr. Williams has served as our Senior Vice President, Chief Risk Officer since April 2021, and had served in varying and progressively higher roles of responsibilities within the risk management function at the Company since December 2014. Mr. Williams was deeply involved with the Bank’s M&A activity, including work relative to due diligence reviews and leading risk-related integrations for each transaction. Prior to that, Mr. Williams served in various risk management capacities at another Maine-based financial institution. Mr. Williams resides in Clifton, Maine.

Professional and Leadership Highlights:

●
Received a BA in Economics from Yale University
●
Present Select Board member of the Town of Clifton and past Board Member of several community and non-profit initiatives, including the Town of Clifton Planning Board and TIF Committee and Northern Light Eastern Maine Medical Center Institutional Review Board
●
Significant involvement in the Company’s M&A activity

Mr. Williams’ leadership skills, education, and enterprise risk management experience to include fraud, information security, compliance and credit administration make him well-suited to lead the overall risk management culture throughout the organization.

Page 30	2026 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Certain Relationships and Related-Party Transactions

Transactions with related parties

We administer related party transactions under compliance with NYSE American Rule 120 and Item 404(a) of Regulation S-K. This policy provides for Audit Committee oversight of related party transactions that exceed a de minimis lifetime income statement impact of $25,000 (except for loan transactions, administered according to Federal Regulation O, as described more fully below). Any transactions that qualify under this policy are reviewed by the Audit Committee (or another acceptable Board committee, or the full Board) for pre-approval. Other than the Somesville Lease described below, and loans offered in the ordinary course of business and approved by the Bank’s Board of Directors there were no related party transactions in 2025.

We have entered into a long-term lease for a Bank branch located in Somesville, Maine, effective February 1, 2006 (the “Somesville Lease”). The Somesville Lease currently has a lease that runs through June, 2026. During each subsequent lease year, the base rent is increased using a formula tied to certain changes in the consumer price index. Since January 1, 2025, the lease payments totaled $116,639, and remaining base payments until lease maturity totaled $21,655. In addition to base rent, the Bank is responsible to pay certain defined real estate taxes as “additional rent”, as well as certain operating expenses, and other costs, charges, and expenses associated with the premises. The “Landlord” under the Somesville Lease is A.C. Fernald Sons Inc., a Maine corporation. Our Director, Lauri E. Fernald is a minority owner with a 16.5% ownership interest in A.C. Fernald Sons, Inc.

Except as set forth above and with regard to “Indebtedness of Management” described below, none of our Director Nominees or NEOs engaged since January 1, 2025 in any transaction with our Company or any of our subsidiaries, in which the amount involved exceeded $120,000.

loANS AND eXTENSIONS OF CREDIT

The Sarbanes-Oxley Act of 2002 generally prohibits loans to our executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by BHBT to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to BHBT and must not involve more than the normal risk of repayment or present other unfavorable features. We have adopted written policies to implement the requirements of Regulation O, which restricts the extension of credit to directors and executive officers and their family members and other related interests. Under these policies, extensions of credit that exceed regulatory thresholds must be approved by the Board. We believe that all extensions of credit to our directors and officers satisfy the foregoing conditions. As of December 31, 2025, the outstanding loans by BHBT to directors, Director Nominees and NEOs amounted to an aggregate of approximately$2,754,223 and we had $5,547,990 in unfunded loan commitments to these persons. All such loans were performing according to their original terms.

2026 PROXY STATEMENT	Page 31

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

2025 Director Compensation

The following table details the total compensation paid to directors in 2025. Directors received no additional compensation or perquisites for their service other than that set forth in the table below.

	FEES EARNED	RESTRICTED
	OR PAID	STOCK
NAME	IN CASH[1]	AWARDS[2]	TOTAL
Daina H. Belair	$50,000	$39,971	$89,971
Matthew L. Caras	75,000	39,971	114,971
David M. Colter	52,000	39,971	91,971
James E. Graham[3]	16,667	39,971	56,638
Lauri E. Fernald	50,000	39,971	89,971
Heather D. Jones	40,000	39,971	79,971
Debra B. Miller	40,000	39,971	79,971
Brian D. Shaw	40,000	39,971	79,971
Kenneth E. Smith[4]	50,000	39,971	89,971
Scott C. Toothaker	50,000	39,971	89,971
Totals	$463,667	$359,754	$743,996

1.	Fees earned include all retainers earned in 2025.
2.

Represents the aggregate grant date fair value computed in accordance with ASC 718 of 1,349 restricted shares earned in 2025 and granted on November 14, 2025, to each independent director as part of their compensation, calculated at the closing price on the day of the grant.

3.

Mr. Graham joined our Board effective August 1, 2025. He received a prorated cash retainer for his service. The equity grant was awarded to Mr. Graham in full as he was a member of our Board on the date equity awards were granted.

4.

Mr. Smith deferred a portion of his compensation under a non-qualified deferred compensation arrangement. Mr. Smith is an unsecured creditor with respect to his deferrals and any earnings thereon under the terms of the arrangement.

Page 32	2026 PROXY STATEMENT

PROPOSAL 2 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER

Proposal 2:

Approval, on a Non-Binding Advisory Basis, the
Compensation of our Named Executive Officers

Our shareholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs, as disclosed in this proxy statement in accordance with SEC rules. Each year, our Compensation and Human Resources Committee reviews our NEOs performance using a balanced and disciplined approach to determine base salaries and variable compensation awards. The approach for 2025 included a full-year assessment of financial results, contributions of the executives to the overall performance of the business, and progress delivering on our short- and long-term strategic goals. The Compensation and Human Resources Committee considers various factors that collectively indicate successful management of our business, including: i) overall corporate performance; ii) individual performance, including financial and non-financial measures; iii) the manner in which results are achieved; iv) adherence to risk and compliance policies, as well as the quality of earnings; v) accountability in driving a strong risk management culture and other core values of our company; vi) our year-over-year performance relative to our established risk metrics; and vii) our performance relative to our peer competitor group.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act enable our shareholders to vote to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described below in this proxy statement. This vote does not address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in this proxy statement. At the 2024 annual meeting of shareholders, the shareholders voted in favor of holding “Say-on-Pay” votes every year, and the Board adopted this standard.

The Compensation and Human Resources Committee has and will continue to consider the outcome of future advisory, non-binding “Say on Pay” votes when reviewing and planning future executive compensation arrangements. Past shareholder votes have been overwhelmingly in favor of our programs and practices, and the Compensation and Human Resources Committee viewed these results as evidence that shareholders continue to support the Company’s executive compensation policies and practices.

The NEOs in this proxy statement are Curtis C. Simard, Josephine Iannelli, Marion Colombo, John M. Mercier, and Jason Edgar. The compensation of our NEOs is disclosed in the “Compensation Discussion and Analysis” section, the summary compensation table, and the other related tables and narrative disclosure contained elsewhere in this proxy statement. As discussed in those disclosures, our Board believes that our executive compensation philosophy, policies, and procedures provide a strong link between each NEO’s compensation and our short- and long-term performance.

We are asking our shareholders to indicate their support of our NEO compensation as described in this proxy statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, on an advisory basis, that the compensation paid to the Named Executive Officers, as disclosed in the proxy statement for this 2026 Annual Meeting of Shareholders pursuant to compensation disclosure rules of the Securities and Exchange Commission, including the “Compensation Discussion and Analysis” section, the related executive compensation tables and narrative discussion, is hereby APPROVED.

This vote is advisory and therefore not binding on us, the Compensation and Human Resources Committee or the Board. However, the Board and the Compensation and Human Resources Committee value the opinions of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns, and the Compensation and Human Resources Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

Please see “Voting Requirements Summary Table” on page 4 of this proxy statement regarding the specifics of the vote required.

2026 PROXY STATEMENT	Page 33

PROPOSAL 2 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER

PROPOSAL	2	OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL , ON A NON-BINDING ADVISORY BASIS, OF THE 2026 COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.
NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Compensation Discussion and Analysis

This section provides an overview and analysis of our compensation program and policies, as they relate to our NEOs, listed below, the material compensation decisions made under those programs and policies, and the material factors considered in making those decisions. Later in this section there are a series of tables containing specific information about the compensation earned or paid to the NEOs.

The discussion below is intended provide context within the overall compensation program.

Named Executive Officers

For 2025, our NEOs were:

Curtis C. Simard	Josephine Iannelli	Marion Colombo	John M. Mercier	Jason P. Edgar

President and CEO	Executive Vice President, CFO and Treasurer	Executive Vice President and Chief Retail Officer	Executive Vice President and Chief Lending Officer	President, BHWM

Summary of 2025 Compensation Decisions

The Compensation and Human Resources Committee made the following compensation decisions for 2025, which are further described below:

Approved 3% base salary increases for all NEOs

Paid annual cash incentives at 150% of target based on corporate and individual performance

Approved the vesting of 2022-2024 performance-based restricted stock units at 123.2% of target based on the achievement of applicable performance goals

Granted annual equity awards pursuant to our Long-Term Incentive Plan

Our Compensation Program Philosophy and Objectives

The core objective of our compensation philosophy is “pay for performance”. Our performance considerations include both financial and non-financial measures—including how we achieve goals—for our Company, the line of business, and the individual. These considerations reinforce and promote responsible growth and maintain alignment with our risk framework. Our compensation program for our NEOs comprises salary, short- and long-term incentives, and benefits, and provides a balanced, market-competitive package.

THE OBJECTIVES OF OUR PROGRAM ARE TO:
Provide NEOs with total compensation opportunities at levels that are competitive for comparable positions at our peer companies	Directly link a significant portion of total compensation to our achievement of performance goals which allows us to vary pay to reflect performance	Closely align the NEOs’ interests with those of our shareholders by making stock-based incentives an important element of NEO compensation

Page 34	2026 PROXY STATEMENT

PROPOSAL 2 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER

Executive Compensation Governance

Our executive compensation practices and policies covering our NEOs are designed to promote sound compensation governance and align the NEOs’ interests with the best interests of our shareholders.

What We Do:	What We Don't Do:
●
Design programs that place a substantial portion of compensation at-risk
●
Align compensation programs with our annual business objectives and long-term strategies
●
Use multiple performance measures and caps on potential incentive payments
●
Grant at least 50% of annual equity in performance-based awards (i.e., performance shares)
●
Vest equity awards over a multi-year period
●
Include clawback provisions in our annual and long-term incentive plans
●
Utilize robust stock ownership guidelines for both our NEOs and independent directors
●
Engage with and consider shareholder input in designing our NEO pay programs
●
Conduct an annual risk assessment of incentive programs

●
Allow hedging of our securities
●
Provide excessive perquisites or supplemental NEOs retirement plans
●
Provide for multi-year guaranteed salary increases or non-performance-based cash incentive awards for NEOs
●
Include “golden parachute” excise tax gross ups in severance arrangements

Shareholder “Say-on-Frequency” Advisory Votes

The Company is required to give its shareholders a “Say-on-Frequency” vote no less than once every six years. The Company last conducted a “Say-on-Frequency” vote at its 2025 annual meeting of shareholders. At the 2025 meeting of shareholders, the shareholders voted in favor of holding “Say-on-Pay” votes annually, and the Board adopted this standard.

SHAREHOLDERS APPROVED THE “Say-on-Pay” ADVISORY VOTE IN THE 2025 PROXY WITH 95.6% SUPPORT

The Compensation and Human Resources Committee viewed these results as a strong indication that shareholders continue to support the Company’s NEO compensation policies and practices. The Compensation and Human Resources Committee has and will continue to consider the outcome of future advisory, non-binding “Say-on-Pay” votes when reviewing and planning future NEO compensation arrangements.

The Role of Compensation Consultants

The Compensation and Human Resources Committee has utilized, and expects to continue to utilize, various outside consultants, actuaries and attorneys to assist in developing and implementing the essential components of our executive compensation program, including its equity program and incentive compensation arrangements.

The Compensation and Human Resources Committee, under the authority granted by its charter, engages consultants to provide independent advice and counsel. Meridian served as the Compensation and Human Resources Committee’s independent compensation advisor in 2025.

2026 PROXY STATEMENT	Page 35

PROPOSAL 2 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER

Meridian provided the following services:

●	current market-based total compensation guidelines to assist in establishing appropriate and ongoing base compensation and incentive compensation opportunities for our NEOs
●	guidance and market comparisons for the long-term incentive program under our approved equity plan
●	a comprehensive review of our compensation program for our directors; and
●	an annual review of peer group and benchmarking analysis

The Compensation and Human Resources Committee has assessed the relationships between Meridian, our Company, the Committee, and its executive officers for independence and conflicts of interest. In this assessment, the Compensation and Human Resources Committee reviewed the criteria set forth in Rule 10C-1(b)(4) (i)-(vi) under the Exchange Act and such other criteria as it deemed appropriate.

The Compensation and Human Resources Committee received a report from Meridian addressing its independence, including the following factors: (1) other services provided to the Company by Meridian; (2) fees paid by the Company as a percentage of Meridian’s total revenue; (3) policies or procedures maintained by Meridian that are designed to prevent a conflict of interest; (4) any business or personal relationships between Meridian’s senior advisors and a member of the Compensation and Human Resources Committee; (5) any common stock owned by Meridian’s senior advisors; and (6) any business or personal relationships between the BHB executive officers and Meridian’s senior advisors. The Compensation and Human Resources Committee discussed these considerations and concluded that the work performed by Meridian and Meridian’s senior advisors involved in the engagements did not raise any conflict of interest.

Role of the Compensation and Human Resources Committee

The Compensation and Human Resources Committee oversees regulatory compliance for our compensation and benefit plans and administers our NEO compensation programs. This Compensation and Human Resources Committee recommends programs to the independent board members for approval at least annually and more frequently, if circumstances warrant. These programs are intended to provide a variety of competitive compensation components , including base salaries, annual cash incentives, long-term equity incentives, severance arrangements, retirement programs, traditional benefits, and limited perquisites.

The Compensation and Human Resources Committee’s role and responsibilities are set forth in the Committee charter and include:

●	Set CEO compensation: Each year by establishing performance goals, evaluating results, and approving all pay elements (salary, incentives, equity, benefits), taking shareholder Say-on-Pay feedback into account
●	Determine compensation for other NEOs, based on corporate and individual performance, CEO recommendations, and Say-on-Pay results
●	Oversee all incentive and equity compensation plans, including adopting, amending, terminating, and administering plans as well as approving award recipients, amounts, and terms
●	Approve employment agreements, severance terms, and change-in-control protections for the CEO and other senior executives, including perquisites and any compensatory arrangements
●	Review compensation-related compliance, disclosures, and risks, including CD&A review and approval, director compensation, risk assessments, benefit plans, and administration of the Company’s Clawback Policy.

Role of Management

On an annual basis, management provides the Compensation and Human Resources Committee with general information on executive compensation, including the NEOs. Mr. Simard and our Human Resources experts assist in the administration of all NEO compensation programs, prepare Compensation and Human Resources Committee and Board meeting materials, and perform work as requested by the Compensation and Human Resources Committee. Mr. Simard, as our CEO, attends portions of the Compensation and Human Resources Committee’s meetings and makes recommendations on base salary, annual incentives and equity compensation for the executive officers, including NEOs who report to the CEO.

The CEO is not present for the executive sessions or for any discussion regarding the CEO’s own compensation.

Page 36	2026 PROXY STATEMENT

PROPOSAL 2 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER

Market Benchmarking and Performance Comparisons

Our executive compensation is set to be competitive for comparable positions at peer companies. The Compensation and Human Resources Committee reviews competitive market information, including the Compensation Peer Group data from public disclosures and published surveys. The Committee reviews the Compensation Peer Group annually to ensure its continued appropriateness. The Committee used the following criteria to select the members of the Compensation Peer Group to set 2025 compensation (“2025 Compensation Peer Group”):

●	Financial institutions (e.g., regional banks)
●	Assets between $2.0 billion and $8.0 billion
●	Located in the Northeast region and New York, excluding the New York City metro area, and Northern Pennsylvania.

The 2025 Compensation Peer Group consists of 18 peer banks as shown below (and reflecting a minor change from the 2024 Compensation Peer Group; as Cambridge Bancorp was replaced with Arrow Financial due to a merger):

INSTITUTION NAME	TICKER
Arrow Financial Corporation	AROWS
Bankwell Financial Group, Inc.	BWFG
Camden National Corporation	CAC
Chemung Financial Corporation	CHMG
Citizens Financial Services Inc.	CZFS
Citizens & Northern Corporation	CZNC
CNB Financial Corporation	CCNE
Enterprise Bancorp, Inc.	EBTC
Financial Institutions, Inc.	FISI
Greene County Bancorp, Inc.	GCBC
HarborOne Bancorp, Inc	HONE
Orange County Bancorp, Inc	OBT
Peoples Financial Services Corp.	PFIS
The First Bancorp, Inc.	FNLC
Tompkins Financial Corporation	TMP
TrustCo Bank Corp NY	TRST
Washington Trust Bancorp, Inc.	WASH
Western New England Bancorp, Inc.	WNEB

The Compensation and Human Resources Committee does not target the elements of our compensation program at any specific level or percentile within the Compensation Peer Group. Rather than relying on a formula-based model, the Committee retains discretion to assess this information in the context of each NEO's overall performance, thereby more accurately reflecting individual contributions that cannot be quantified with absolute precision.

2026 PROXY STATEMENT	Page 37

PROPOSAL 2 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER

Compensation Plan Components

Our NEO compensation program is composed of the following primary components: (1) base salaries; (2) annual cash incentive compensation; (3) long-term incentives in the form of equity grants; and (4) executive benefits, including retirement benefits under our 401(k) plan, severance arrangements and perquisites (e.g., membership dues and auto allowances).

FISCAL YEAR 2025 COMPENSATION COMPONENTS
DESCRIPTION	HOW PAID
Base Salary	Salary is paid in accordance with the payroll practices of the Company and its affiliates.
Annual Cash Incentive	Awarded annually, subject to achievement of Board-approved Company-wide, and group-specific performance measures.
Equity Incentives

Comprised of restricted stock units subject to performance-based vesting and time-based restricted stock awards subject to time-based vesting each over a three-year period. All subject to holding requirements in accordance with our stock ownership guidelines.

Executive Benefits

Executive benefits include reimbursement of membership fees to fitness, country club, or similar organizations, an automobile allowance or personal use of a Company car, 401 (k) matching contributions under our 401 (k) plan and the value of employer provided life insurance.

The Compensation and Human Resources Committee believes a significant portion of total compensation provided to our NEOs should be weighted toward variable, or “at risk” compensation including cash and equity incentives that tie directly to corporate performance, to remain aligned with shareholders.

The charts below summarize the 2025 targeted pay mix for the NEOs.

The amounts reflected in the “All Other NEOs” chart represent averages of the applicable amounts for all the NEOs other than our CEO and CFO.

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Base Salary

Based on performance evaluations and consideration of market salary data supplied by our compensation consultants, the Compensation and Human Resources Committee approved a 3% merit increase for all NEOs in 2025 and 2026, except for Mr. Edgar. He received a 6% salary increase for 2025, reflecting both merit and market adjustments.

	2025	2026
NAME	BASE SALARY	BASE SALARY
Curtis C. Simard	$760,000	$783,000
Josephine Iannelli	487,000	502,000
Marion Colombo	361,000	372,000
John M. Mercier	361,000	372,000
Jason Edgar	358,000	369,000

2025 Executive Annual Incentive Program

In 2025, the NEOs participated in the 2025 Executive Annual Incentive Program (the “Annual Cash Incentive Program”), which was designed to reward the achievement of key performance goals that are critical to our growth and profitability and to promote teamwork among its participants.

The Annual Cash Incentive Program is based on a balance of multiple measures, layered oversight, and reasonable ceilings for exceptional performance. These plan features discourage excessive risk taking while rewarding strong performance. The Compensation and Human Resources Committee and the BRC both review the plan design to ensure it does not encourage undue risk, and the plan administration incorporates sound risk management protocol.

The Compensation and Human Resources Committee and its compensation consultant regularly review the target incentive opportunity for each NEO under the Annual Cash Incentive Program to ensure alignment with market practices and each NEO has a target incentive opportunity that reflects his/her role and competitive market practices.

The performance measures for 2025 were unchanged from the prior year. Adjusted Net Income , asset quality measure (Non-Performing Loans as a percentage of Total Loans), a well-managed Efficiency Ratio, and the successful completion of strategic initiatives. The Compensation and Human Resources Committee set each financial measure’s threshold, target, and stretch goals based on the strategic plan and board-approved budget. The payout ranges from 0% to 150% of the target incentives, depending on the performance achievements. Performance between threshold and stretch is rewarded incrementally by a straight-line interpolation.

The following table shows the 2025 target Annual Cash Incentive Program opportunity for each NEO as a percentage of base salary and as a dollar amount:

		TARGET
		(AS A
		PERCENTAGE OF
NAME	BASE SALARY	BASE SALARY)	TARGET
Curtis C. Simard	$760,000	55.00%	$418,000
Josephine Iannelli	487,000	40.00	194,800
John M. Mercier	361,000	40.00	144,400
Marion Colombo	361,000	35.00	126,350
Jason Edgar	358,000	35.00	125,300

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The following table shows the specific performance goals of the 2025 Executive Annual Incentive Program:

2025 EXECUTIVE ANNUAL INCENTIVE PROGRAM
INCENTIVE MEASURES	WEIGHTS	THRESHOLD	TARGET	STRETCH	ACTUAL	PERFORMANCE FACTOR
Adjusted Net Income ($thousands)[1]	40.00%	$37,065	$39,855	$43,841	$52,113	150%
Non-Performing Loans/Total Loans[2]	10.00	0.80%	0.60%	0.50%	0.32%	150
Efficiency Ratio[3]	10.00	64.98%	63.71%	62.44%	59.23%	150
Strategic Initiatives[4]	40.00	n/a	n/a	n/a	stretch	150
Total						150

1.

Adjusted net income is reflected in the non-GAAP table located in the Management Discussion and Analysis section of our Annual Report on Form 10-K filing for the year ending December 31, 2025 (the “10-K”). Additional adjustments may be made based on approval by the Compensation and Human Resources Committee. However, no additional adjustment were made for 2025. Adjusted net income includes but is not limited to gains or losses on sales of securities, extinguishment of debt, sales of premises and equipment, and other real estate owned. Non-recurring charges reflected in acquisition, conversion, and other expenses are also included.

2.	Non-performing loans include all loans on non-accrual status as of December 31, 2025 as measured against total loans.
3.

Efficiency ratio is a non-GAAP measure computed by using adjusted non-interest expense net of franchise taxes and intangible amortization divided by adjusted revenue tax effected for tax advantaged assets using marginal tax rate. See “Reconciliation of Non-GAAP Measures” in the 10-K.

4.

Strategic initiatives are a qualitative measure. They include, but are not limited to, M&A activity, balance sheet strategies, restructuring initiatives, and long-term strategic development that positions the company for long-term performance growth and durability.

Based on the achievement of the performance measures above, all NEOs received 150% of their target incentive opportunity under the Annual Cash Incentive Program for 2025 as summarized in the table below:

			% OF
NAMED EXECUTIVE OFFICER	ACTUAL	TARGET	TARGET
Curtis C. Simard	$627,000	$418,000	150%
Josephine Iannelli	292,200	194,800	150%
John M. Mercier	216,600	144,400	150%
Marion Colombo	189,525	126,350	150%
Jason Edgar	187,950	125,300	150%

Details of the above are disclosed in Threshold, Target and Stretch categories in the “Grants of Plan-Based Awards” table found on page 45 of this proxy statement.

Long-Term Equity Incentives

The Compensation and Human Resources Committee utilizes a Long-Term Incentive (“LTI”) program for senior management members, including the NEOs as part of their total compensation package. LTI awards were granted to the NEOs in 2025 under the 2019 Equity Plan, which was approved by our shareholders at the 2019 Annual Meeting of Shareholders.

The purpose of the LTI program is to align NEOs’ interests with shareholder interests, increase NEO stock ownership, and ensure sound risk management by providing a balanced view of performance and reward over a longer time horizon. The LTI program also positions our total compensation opportunities to be competitive with the market to attract and retain strong talent, which is needed to drive our success.

The Compensation and Human Resources Committee periodically evaluates the LTI program to ensure the target opportunities are market competitive and the goals and metrics are appropriate.

2025 LTI awards granted to the NEOs Plan were comprised of restricted stock units subject to performance-based vesting and restricted stock subject to time based vesting.

●	For the CEO, 61.5% of his LTI award is restricted stock units subject to performance-based vesting and 38.5% restricted stock subject to time-based vesting.
●	For the other NEOs, their LTI awards are 50% restricted stock units subject to performance-based vesting and 50% restricted stock subject to time-based vesting.

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Time-vested awards vest incrementally on an annual basis over three years (i.e., 1/3 per year).

Awards subject to performance based vesting cliff-vest after a three-year performance period ends based upon the achievement of performance goals.

Target award opportunities were set by the Compensation and Human Resources Committee considering the competitive market, role, and internal equity. For the 2025 award, each NEO has a target award defined as a percentage of base salary as follows:

TOTAL LTI
TARGET
PARTICIPANTS	(% OF SALARY)
CEO & President	65%
EVP, CFO & Treasurer	40%
All other NEOs	35%

The Committee can vary the award amounts from the target to reflect performance, contribution, and special circumstances. The Committee granted 2025 LTI awards to the NEOs at target level (based on the mix of restricted stock units and restricted stock described above).

See the table “Grants of Plan Based Awards” on page 45 to reference the actual shares that may be earned under the 2024-2026 Plan for each NEO.

The following table shows the LTI awards granted to the NEOs in 2025:

2025 LONG-TERM INCENTIVE AWARDS
		PERFORMANCE	TOTAL
NAME	TIME VESTED	VESTING AT TARGET	OPPORTUNITY
Curtis C. Simard	$190,190	$303,810	$494,000
Josephine Iannelli	97,400	97,400	194,800
Marion Colombo	63,175	63,175	126,350
John M. Mercier	63,175	63,175	126,350
Jason Edgar	62,650	62,650	125,300

Information pertaining to outstanding equity awards is disclosed in the “Outstanding Equity Awards at Fiscal Year-End 2025” table found on page 46 in this proxy statement.

2025 PERFORMANCE-BASED AWARD METRICS

The performance measures for the performance-based restricted stock units have remained unchanged since 2022. Relative Core Return on Assets (“Core ROA”) and relative Core Return on Equity (“Core ROE”) were selected as the performance measures for awards granted under the 2025-2027 Plan subject to performance-based vesting conditions since these measures reflect our growth strategy and our strategic plan. We will measure our performance against a Custom Industry Index for the 2025-2027 performance period.

The Custom Industry Index is objectively determined and includes exchange-traded banks and thrifts with assets between $2.0 billion and $10 billion and headquartered in the Northeast and Mid-Atlantic, excluding Puerto Rico. If any banks on the Custom Industry Index are de-registered or acquired as of the end of the performance period, they will be removed for the entire performance period and will not be replaced. The average of the 12 quarters within the performance period is calculated for Bar Harbor and the component companies of the Index. Then, the percentile rank is calculated to measure the relative performance achievement. The table below shows the performance metric.

METRICS	THRESHOLD	TARGET	STRETCH
Core ROA	25th percentile	50th percentile	75th percentile
Core ROE	25th percentile	50th percentile	75th percentile
Payout	50%	100%	150%

Each performance metric is weighted at 50% and measured independently. Performance results falling between Threshold, Target, and Stretch will be interpolated.

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Vesting of 2022-2024 LTI Awards

On April 23, 2025, restricted stock units subject to performance-based vesting awarded under the LTI program for the performance period of January 1, 2022 – December 31, 2024 (the “2022-2024 Plan”) vested at 123% of target based on the following metrics.

MEASURE	WEIGHT	THRESHOLD	TARGET	STRETCH	ACTUAL PERFORMANCE
Core ROA	50%	25th percentile	50th percentile	75th percentile	76th percentile
Core ROE	50%	25th percentile	50th percentile	75th percentile	47th percentile
Payout		50%	100%	150%	123% of target

The “Custom Index” includes the exchange-traded banks and thrifts with assets between $1.9 billion and $10.0 billion and headquartered in the Northeast and Mid-Atlantic, excluding Puerto Rico, at the time of the grant.

Benefits, Retirement and Post-Termination Compensation Elements

All executive officers can participate in group health, dental, disability and term life insurance, and paid time off benefits. In accordance with our policy, all such benefits are generally available to our employees including employees of our subsidiaries.

We provide a 401(k) plan for all employees meeting minimum age (18 years old) requirements, including the NEOs, which includes employer matching contributions of up to 4%. We match 100% on the first 3% deferred by employees and 50% on the next 2% deferred by employees.

We provide NEOs with limited perquisites that are consistent with industry practice including a company vehicle or auto allowance and reimbursement of club or membership dues. These benefits, which are reported as taxable income, support their ability to represent the Company and build business relationships

We maintain employment agreements with Mr. Simard and Ms. Iannelli which provide severance benefits in the event of a termination by the employer without cause and/or by the employee with good reason, as well as change in control with subsequent termination (or constructive termination) within 12 months after a change in control.

We also have change in control agreements with Ms. Colombo and Messrs. Mercier and Edgar. These agreements provide for, among other things, the payment of 24 months of their salary and subsidized medical COBRA reimbursements for a period of 12 months in the event of both a change in control and subsequent termination (or constructive termination) within one year after a change in control, unless such termination was for cause. These benefits are aligned with market practice and we provide the severance benefits to attract and retain senior executives.

Our equity award agreements and the related LTI documents address the treatment of equity awards upon a termination of employment or change in control. Under these provisions, awards vest on a prorated basis in case of termination of employment due to death, disability, or retirement (defined as attainment of age 65 or attainment of age 60 with at least 10 years of service), based on actual performance for performance-based awards. The award agreements and program documents also provide that if awards are not assumed, converted, or replaced, for full vesting of outstanding equity awards upon the occurrence of a change in control based on target performance with respect to awards subject to performance-based vesting. If awards are assumed, converted or replaced and separation from service occurred within one-year from change in control, awards subject to time-based vesting will become fully vested and awards subject to performance-based vesting will become fully vested based on the higher of target or actual performance as of the Company’s fiscal quarter end preceding the change in control.

All cash and equity awards made under the 2019 Equity Plan are subject to the provisions of the Company’s Clawback Policy. Please see “Clawback Policy” on page 8 of this proxy statement regarding the specifics of the policy.

Stock Ownership Guidelines

All directors and executive officers are subject to our stock ownership guidelines which include both ownership requirements and retention requirements until the ownership requirements are met. Shares included when determining whether the stock ownership guidelines have been met include all common shares held outright and/or beneficially owned (as defined under Rule 16a-1 of the Securities and Exchange Act) and unvested time-based restricted stock and restricted stock units. Unvested performance-based restricted stock units are not included when determining if the stock ownership guidelines have been met. The CEO must own three times his or her annual base salary, and other executive officers must own one times their annual base salary. All equity granted (net of taxes withheld and/or transactions costs) must be held until the ownership requirement is met.

Before the stock ownership guidelines were implemented, the awards made prior to 2022 were subject to a post-vesting holding requirement of three years. The post-vesting holding requirement was eliminated for grants issued after the implementation of stock ownership guidelines.

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Federal Income Tax Deductibility Limitations

Section 162(m) of the U.S. Internal Revenue Code, or the Code, generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the CEO and the other “covered employees” as defined in the rule. While considering tax deductibility as only one of several considerations in determining compensation, the Compensation and Human Resources Committee believes the tax deduction limitation should not compromise its ability to structure compensation programs that provide benefits to us that outweigh the potential benefit of a tax deduction, and therefore, may approve compensation that is not deductible for tax purposes.

Taxation of “Parachute” Payments and Deferred Compensation

The NEOs are not entitled to any “gross-up” or other reimbursement payments for any tax liabilities that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code.

Cutback (CEO and CFO)

If a parachute payment would trigger excise tax under Section 280(g), the payment shall be reduced to the extent necessary to ensure that no portion of such payment will be non-deductible to the Employer by Code Section 280G or will be subject to the excise tax imposed by Code Section 4999 (the “Reduced Payment”), and the Executive shall have no further rights or claims with respect to an amount in excess of the Reduced Payment.

Other NEOs (Best Net Benefit)

If a parachute payment would trigger excise tax under Section 280(g), the executive will receive either the full amount of the payments with taxes or a reduced amount that avoids excise tax, whichever results in a better net after-tax outcome for the executive.

Accounting for Stock-Based Compensation

The Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, restricted stock unit awards and other forms of equity compensation, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below for equity awards to the NEOs as required by applicable SEC rules.

COMPENSATION COMMITTEE REPORT

The Compensation and Human Resources Committee has reviewed and discussed this Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended this Compensation Discussion and Analysis be included in this proxy statement.

Lauri E. Fernald, Chair	Heather D. Jones
Brian D. Shaw	Scott G. Toothaker

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Summary Compensation Table

The following table discloses compensation for the years ended December 31, 2025, 2024 and 2023 received by the NEOs.

		BASE		NON-EQUITY	ALL
		SALARY	STOCK	INCENTIVE PLAN	OTHER
NAME AND PRINCIPAL POSITION	YEAR	RECEIVED[1]	AWARDS[2]	COMPENSATION[3]	COMPENSATION[4]	TOTAL
Curtis C. Simard	2025	$760,000	$494,000	$627,000	$44,946	$1,925,946
President & CEO	2024	738,000	479,659	600,469	51,183	1,869,311
	2023	716,000	558,445	524,416	40,279	1,839,140
Josephine Iannelli	2025	487,000	194,800	292,200	39,430	1,013,430
EVP, CFO and Treasurer	2024	473,000	189,154	279,893	42,598	984,645
	2023	459,000	220,302	244,497	30,674	954,473
John M. Mercier	2025	361,000	126,350	216,600	45,449	749,399
EVP, Chief Lending Officer	2024	350,000	122,454	207,109	44,811	724,374
	2023	339,000	142,353	180,576	36,125	698,054
Marion Colombo	2025	361,000	126,350	189,525	34,310	711,185
EVP, Chief Retail Officer	2024	350,000	122,454	181,221	31,697	685,372
	2023	339,000	142,353	158,004	31,763	671,120
Jason Edgar	2025	358,000	125,300	187,950	23,411	694,661
President, Wealth	2024	338,000	118,282	175,007	27,452	658,741
	2023	328,000	137,757	152,877	25,581	644,215

1.

Included in salary amounts for each NEO are monies they deferred pursuant to our 401(k) plan, which allows our employees and employees of our wholly owned subsidiaries to defer monies from their compensation, subject to applicable limitations in Code Section 401(k), and amounts deferred pursuant to our Section 125 Cafeteria Plan providing health, life, and disability insurance benefits. Employees, including NEOs, are paid on a bi-weekly basis.

2.

The amounts reported in this column represent performance awards granted to the NEOs under the Long-Term Incentive Plans. See Note 14, Stock-Based Compensation Plans, to our financial statements included in the 10-K for the assumptions made, if any, when calculating the amounts in this column. In accordance with SEC rules, the aggregate grant date fair value of the awards reported in this column are computed in accordance with FASB ASC Topic 718 and take into account the probable outcome of the applicable performance conditions at target level. The amounts shown in the table do not necessarily represent the actual value that may be realized by the NEO. The values of the performance awards at the 2025 grant date awarded for the 2025-2027 performance period, assuming that the highest levels of performance conditions are achieved, are: Mr. Simard, $645,860; Ms. Iannelli, $243,428; Ms. Colombo, $157,907; Mr. Mercier, $157,907; and Mr. Edgar, $156,581.

3.	The amounts reported in this column represent performance-based cash bonuses earned under the Annual Cash Incentive Program.
4.

“All Other Compensation” includes matching contribution amounts into our 401(k) plan in the same formula and schedule as available to all other employees and such other items as imputed life insurance amounts on group term insurance in excess of the allowable $50,000, non-taxable IRS limit, paid for by the Company. Please see the table following these footnotes for further detail.

The NEOs also participate in certain group life, health and disability insurances and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to all employees and do not discriminate in scope, terms and operation. The table below provides detail on the amounts comprising the column entitled “All Other Compensation” contained in the Summary Compensation Table for 2025.

	EMPLOYER
	401(K)
	CONTRIBUTION	MEMBERSHIP	TAXABLE	IMPUTED LIFE
NAME	MATCH	DUES	TRAVEL	INSURANCE	TOTAL
Curtis C. Simard	$14,000	$14,218	$8,511	$8,217	$44,946
Josephine Iannelli	14,000	9,526	10,638	5,267	39,430
John M. Mercier	14,000	15,123	6,600	9,726	45,449
Marion Colombo	14,000	11,041	485	8,784	34,310
Jason P. Edgar	14,000	—	3,073	6,338	23,411

1.	Membership dues include payment of membership or participation fees to fitness, country club, or similar organizations.

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We may provide non-cash perquisites that are not disclosed in the table above with a de minimis value such as incidental service fee waivers on deposit accounts or safe deposit rental fees, which are generally available to all employees.

Grants of Plan-Based Awards

The following table sets forth information regarding grants of plan-based awards to the NEOs during the last fiscal year.

									ALL
									OTHER
									STOCK	GRANT DATE
			ESTIMATED FUTURE PAYOUTS			ESTIMATED FUTURE PAYOUTS			AWARDS	FAIR VALUE
			UNDER NON-EQUITY INCENTIVE			UNDER EQUITY INCENTIVE			NUMBER	OF
			PLAN AWARDS[1]			PLAN AWARDS[2]			OF	STOCK
	GRANT	GRANT	THRESHOLD	TARGET	STRETCH	THRESHOLD	TARGET	STRETCH	STOCK	AWARDS[4]
NAME	TYPE	DATE	($)	($)	($)	(#)	(#)	(#)	UNITS[3](#)	(#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Curtis C. Simard	Short‑term		$209,000	$418,000	$627,000
	Time‑vested	2/11/2025							5,697	$190,166
	Performance	2/11/2025				4,551	9,101	13,652		303,791
Josephine Iannelli	Short‑term		97,400	194,800	292,200
	Time‑vested	2/11/2025							2,917	97,369
	Performance	2/11/2025				1,459	2,917	4,376		97,369
John M. Mercier	Short‑term		487,000	487,000	487,000
	Time‑vested	2/11/2025							1,892	63,155
	Performance	2/11/2025				946	1,892	2,838		63,155
Marion Colombo	Short‑term		358,000	358,000	358,000
	Time‑vested	2/11/2025							1,892	63,155
	Performance	2/11/2025				946	1,892	2,838		63,155
Jason Edgar	Short‑term		62,650	125,300	187,950
	Time‑vested	2/11/2025							1,876	62,621
	Performance	2/11/2025				938	1,876	2,814		62,621

1.

Amounts in columns (d), (e), and (f) represent the possible payouts ranges based on the relevant performance level for the calendar year ended December 31, 2025 under our Annual Cash Incentive Program. More information regarding the terms of the Annual Cash Incentive Program can be found in the Compensation Discussion and Analysis.

2.

Amounts in columns (g), (h), and (i) represent the number of shares subject to performance-vested awards granted in 2025 under the 2019 Equity Plan. More information regarding the terms of the performance-vested awards can be found in the Compensation Discussion and Analysis.

3.

Represents the number of shares subject to time-vested awards granted to NEOs in 2025 under the 2019 Equity Plan. More information regarding the terms of the time-vested awards can be found in the Compensation Discussion and Analysis.

4.	Fair values of performance awards in column (k) are determined based on target performance level.

All equity grants made to executive officers must be approved by the Compensation and Human Resources Committee. The Company does not time nor does it plan to time the release of material, non-public information for the purpose of affecting the value of employee or Board of Director compensation. During 2025, the Company did not grant stock options (or similar awards) to any NEO during any period beginning four business days before and ending one day after the filing of any Company’s periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

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Outstanding Equity Awards at Fiscal Year-End-2025

	STOCK AWARDS
						EQUITY INCENTIVE PLAN
				EQUITY INCENTIVE PLAN		AWARDS; MARKET OR
	NUMBER OF SHARES		MARKET VALUE OF	AWARDS; NUMBER OF		PAYOUT VALUE OF
	OR UNITS OF STOCK		SHARES OR UNITS OF	UNEARNED SHARES,		UNEARNED SHARES,
	THAT HAVE NOT		STOCK THAT HAVE	UNITS OR OTHER RIGHTS		UNITS OR OTHER RIGHTS
NAME	VESTED[1]		NOT VESTED[1]	THAT HAVE NOT VESTED[2]		THAT HAVE NOT VESTED[2]
(a)	(b)		(c)	(d)		(e)
Curtis C. Simard	6,306	[3]	$195,812	21,122	[7]	$655,838
Josephine Iannelli	3,230	[4]	100,271	6,771	[8]	210,240
Marion Colombo	2,093	[5]	64,988	4,387	[9]	136,216
John M. Mercier	2,093	[5]	64,988	4,387	[9]	136,216
Jason Edgar	2,054	[6]	63,777	4,286	[10]	133,080

1.

Amounts in column (b) represent shares subject to time-vested awards payable in 2026, 2027 and 2028. The amount in column (c) represents the total value of those shares calculated based on $31.05 per share, the closing price of our common stock on December 31, 2025.

2.

Amounts in column (d) represent shares subject to performance-vested awards payable in 2026, 2027, and 2028 if paid at target level. The amounts in column (e) represent the total value of those shares on December 31, 2025 at the closing price of $31.05 per share. Our standard three-year vesting schedule is applied. More information regarding the terms of the performance shares can be found in the Compensation and Discussion Analysis.

3.	3,798 shares will vest on April 23, 2028, and 2,508 shares will vest on April 23, 2027
4.	1,945 shares will vest on April 23, 2028, and 1,285 shares will vest on April 23, 2027.
5.	1,261 shares will vest on April 23, 2028, and 832 shares will vest on April 23, 2027.
6.	1,251 shares will vest on April 23, 2028, and 803 shares will vest on April 23, 2027.
7.	9,101 shares will vest on April 23, 2028, and 12,021 shares will vest on April 23, 2027.
8.	2,917 shares will vest on April 23, 2028, and 3,854 shares will vest on April 23, 2027.
9.	1,892 shares will vest on April 23, 2028, and 2,495 shares will vest on April 23, 2027.
10.	1,876 shares will vest on April 23, 2028, and 2,410 shares will vest on April 23, 2027.

Stock Vested in Fiscal Year-End 2025

	TIME-VESTED AWARDS[1]		PERFORMANCE VESTED AWARDS[1]
	NUMBER OF	VALUE	NUMBER OF	VALUE
	SHARES ACQUIRED	REALIZED ON	SHARES ACQUIRED	REALIZED ON
NAME	ON VESTING	VESTING[1]	ON VESTING	VESTING[1]
Curtis C. Simard	7,286	$212,678	14,414	$420,745
Josephine Iannelli	3,734	108,995	4,623	134,945
Marion Colombo	2,414	70,465	2,986	87,161
John M. Mercier	2,414	70,465	2,986	87,161
Jason Edgar	2,335	68,159	2,890	84,359

1.

This represents the number and dollar value, respectively, of shares issued in 2025 to NEOs pursuant to awards granted under the 2023-2025, 2024-2026 and 2025-2027 LTI plans. Depending on the plan period, the shares subject to time-vested and performance-vested awards must be held for a period of three years after vesting, or in alignment with our stock ownership guidelines.

No NEOs held stock options as of December 31, 2025.

No NEOs have pension benefits or participated in any nonqualified deferred compensation plan or supplemental executive retirement plan as of December 31, 2025.

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Equity Compensation Plan Information

Number of
securities remaining
	Number of		available for
	securities		future issuance
	to be issued	Weighted-average	under equity
	upon exercise	exercise price	compensation plans
	of outstanding	of outstanding	(excluding securities
	options, warrants	options, warrants	reflected in
Plan category	and rights (A)[1]	and rights (B)[2]	column (a)) (C)[3]
Equity compensation plans approved by security holders	84,255	N/A	102,536
Total	84,255	N/A	102,536

1.

Represents shares to be issued upon settlement of performance-based restricted stock units (“PSUs”) under our 2019 Plan. The PSUs represent the number of shares issuable at target levels of performance.

[2]	Does not include shares issuable upon vesting of outstanding PSUs, which have no exercise price and are included in column (A)
[3]	Represents the number of shares available for grant under the 2019 Plan.

Potential Payments Upon Termination of Employment or Change in Control

Executive Employment Agreements.

In February 2018, we executed a new employment agreement with Mr. Simard (the “Simard Agreement”).

The term of the Simard Agreement is three years from January 1, 2018, with automatic one-year renewals each January 1st thereafter unless we elect not to extend the term of the Simard Agreement by providing Mr. Simard with 90 days’ written notice. The Simard Agreement includes certain restrictive covenants with respect to competition and non-solicitation of customers and employees that apply during the term of the Simard Agreement and for a period of one-year following Ms. Iannelli’s termination of employment.

Under the terms of the Simard Agreement, Mr. Simard is entitled to receive an annual base salary of $694,900, which amount is not subject to automatic increase, but will be reviewed annually, and further provides that his base compensation will not be reduced downward during the term of the Simard Agreement. Mr. Simard will be eligible to continue to participate in our annual incentive and long-term incentive plans approved by the Board and in our medical, dental, disability, retirement, life insurance, and other employee benefit plans.

If Mr. Simard’s employment is terminated by the employer without “cause” or he resigns for “good reason” (each as defined in the Simard Agreement), Mr. Simard is entitled to receive, in addition to accrued benefits, (1) a lump sum payment equal to the base compensation that would have been paid during the remaining unexpired term of the Simard Agreement; (2) insurance continuation for the greater of the remaining unexpired term of the Simard Agreement or the duration of COBRA coverage; (3) payment of a pro-rated amount of any incentive compensation earned for the calendar year of termination; and (4) immediate vesting of all time-based equity awards and vesting at target of all performance-based equity awards.

In addition, if Mr. Simard’s employment is terminated by the employer without cause or he resigns for good reason within six months prior to or within twelve months following a change in control (as defined in the Simard Agreement), then, in addition to accrued benefits, he is entitled to receive (1) a lump sum payment equal to three times his base compensation and target bonus in effect during the year of termination; (2) insurance continuation for three years; (3) payment of a pro-rated amount of any incentive compensation earned for the calendar year of termination; and (4) immediate vesting of all time-based equity awards and vesting at target of all performance-based equity awards. If the payment of the severance benefits upon a change in control is determined to constitute an “excess parachute payment” under Code Section 280G, then the payments will be reduced so that no portion of the severance benefits will be non-deductible to us or will be subject to excise taxes.

On March 8, 2024, we renewed an employment agreement with Ms. Iannelli (the “Iannelli Agreement”).

The term of the Iannelli Agreement is three years from March 8, 2024, with automatic one-year renewals each March 8th  thereafter unless we elect not to extend the term of the Iannelli Agreement by providing Ms. Iannelli with 120 days’ written notice. The Iannelli Agreement includes certain restrictive covenants with respect to competition and non-solicitation of customers and employees that apply during the term of the Iannelli Agreement and for a period of one-year following Ms. Iannelli’s termination of employment.

Under the terms of the Iannelli Agreement, Ms. Iannelli is entitled to receive an annual base salary of $459,000, which amount is not subject to automatic increase, but will be reviewed annually, and further provides that her base compensation will not be

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PROPOSAL 2 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER

reduced downward during the term of the Iannelli Agreement. Ms. Iannelli will be eligible to continue to participate in our annual incentive and long-term incentive plans approved by the Board and in our medical, dental, disability, retirement, life insurance, and other employee benefit plans.

If Ms. Iannelli’s employment is terminated by the employer without “cause” or she resigns for “good reason” (each as defined in the Iannelli Agreement), Ms. Iannelli is entitled to receive, in addition to accrued benefits, (1) a lump sum payment equal to the three times her base compensation as of termination date and (2) a lump sum payment in an amount equal to the Company’s share of monthly premium contributions for medical, health, dental, and vision insurance benefits for Ms. Iannelli and her eligible dependents, if any, for a period of 36 months.

In addition, if Ms. Iannelli’s employment is terminated by the employer without cause or she resigns for good reason within six months prior to or within twelve months following a change in control (as defined in the Iannelli Agreement), then, in addition to accrued benefits, Ms. Iannelli is entitled to receive, in addition to accrued benefits, (1) a lump sum payment equal to the three times her base compensation as of termination date plus three times her target annual bonus for such year and (2) a lump sum payment in an amount equal to the Company’s share of monthly premium contributions for medical, health, dental, and vision insurance benefits for Ms. Iannelli and her eligible dependents, if any, for a period of 36 months. If the payment of the severance benefits upon a change in control is determined to constitute an “excess parachute payment” under Code Section 280G, then the payments will be reduced so that no portion of the severance benefits will be non-deductible to us or will be subject to excise taxes.

Executive Change in Control Severance Plan.

We have also entered into an Executive Change in Control Severance Plan with BHBT’s Executive Vice Presidents, Marion Colombo, John M. Mercier, and Jason P. Edgar, along with eight other management employees. Their agreements provide for severance of salary for a period of 12 to 24 months in the event of both a change of control of the Company and subsequent termination (or constructive termination) within 12 months of a change of control, unless such termination was for cause.

All these agreements were entered into as part of a total compensation program to attract and/or retain qualified executives and not entered into in response to any effort known to the Board by any party or entity to acquire control of the Company.

Equity Awards. Our equity award agreements and the related long-term incentive plan program documents address treatment of equity awards upon termination of employment or change in control. Under these provisions, the awards vest on a prorated basis in case of termination of employment due to death, disability, or retirement (defined as attainment of age 65 or attainment of age 60 with at least 10 years of service), based on actual performance for performance-based awards. Except as set forth in the preceding paragraphs, for any other termination of employment before vesting, the awards forfeit. The award agreements and program documents also provide for full vesting of outstanding equity awards upon the occurrence of a change in control (i.e., without requirement of a subsequent termination of employment), based on target performance in case of performance-based awards.

No Change in Control Excise Taxes. None of these arrangements include payments of excise taxes in case of a change in control. The employment agreements and Executive Change in Control Severance Plan instead provide for a cutback of any parachute payments to the extent a cutback would result in a greater after-tax payment to the executive.

The following table estimates the amount that would have been payable to each NEO under the arrangements described above assuming the applicable employment termination event or change in control had occurred as of the end of the last fiscal year. The value of equity awards that vest is based on the closing price of our common stock at the end of the last fiscal year and assumes target performance in the case of performance-based awards.

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Termination and Change in Control Benefits

	CURTIS C.	JOSEPHINE	MARION	JOHN M.	JASON
TERMINATION EVENT	SIMARD	IANNELLI	COLOMBO	MERCIER	EDGAR
Termination Without Cause or With Good Reason—Not in Connection with Change in Control
Cash severance	$2,280,000	$1,461,000	—	—	—
Pro rata bonus	627,000	292,200	—	—	—
Benefits	71,548	71,584	—	—	—
Equity vesting	1,409,322	529,431	—	—	—
Total	$4,387,870	$2,354,214	—	—	—
Termination Without Cause or With Good Reason—In Connection with Change in Control[1]
Cash severance	$4,161,000	$2,337,600	$722,000	$722,000	$716,000
Pro rata bonus	627,000	292,200	—	—	—
Benefits	71,548	71,584	23,861	17,588	23,861
Equity vesting	1,409,322	529,431	342,786	342,786	334,289
Total	$6,268,870	$3,230,814	$1,088,648	$1,082,374	$1,074,150
Death, Disability or Retirement[2]
Cash severance	$760,000	$487,000	—	—	—
Pro rata bonus	—	—	—	—	—
Benefits	—	—	—	—	—
Equity vesting	557,700	218,934	141,592	141,592	137,441
Total	$1,317,700	$705,934	$141,592	$141,592	$137,441
Any Other Termination of Employment
Cash severance	—	—	—	—	—
Pro rata bonus	—	—	—	—	—
Benefits	—	—	—	—	—
Equity vesting	—	—	—	—	—
Total	—	—	—	—	—

1.

The termination of employment is in connection with a change in control if, (a) for Mr. Simard and Ms. Iannelli, it occurs in anticipation of, or within 12 months after, a change in control, and, (b) for the other NEOs, it occurs within 12 months after a change in control.

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PROPOSAL 2 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER

Pay Versus Performance

As required by Section 953(a) of the (“Dodd-Frank Act”), and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.”

The following tables set forth information concerning the compensation of our NEOs for the fiscal years ending December 31, 2021, 2022, 2023, 2024, and 2025.

					VALUE OF INITIAL $100 FIXED INVESTMENT BASED ON:
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PRINCIPAL EXECUTIVE OFFICER (PEO)	COMPENSATION ACTUALLY PAID TO PEO	AVERAGE SUMMARY COMPENSATION TABLE TOTAL NON-PEO FOR OTHER NAMED EXECUTIVE OFFICERS (NON-PEO NEOs))	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs	TOTAL SHAREHOLDER RETURN (TSR)	TSR OF PEER GROUP	NET INCOME (IN THOUSANDS)	COMPANY - SELECTED MEASURE- ADJUSTED RETURN ON ASSETS
(a)	(b)[1]	(c)[2]	(d)[3]	(e)[4]	(f)[5]	(g)[6]	(h)[7]	(i)[8]
2025	$1,925,946	$1,951,256	$792,169	$799,217	$156.37	$132.22	$52,113	1.20%
2024	1,869,311	$2,125,798	$763,283	$811,297	$147.91	$121.52	$43,544	1.09%
2023	1,839,140	1,626,649	741,966	705,403	136.30	103.71	44,852	1.15%
2022	1,809,632	1,889,352	706,885	750,137	142.65	108.65	43,557	1.17%
2021	1,661,531	1,970,250	618,349	720,925	124.33	108.25	39,299	1.10%

1.	The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Simard (our CEO) for each corresponding year in the “Total” column of the Summary Compensation Table.
2.

The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Simard, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Simard during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Simard’s total compensation for fiscal year 2025 to determine the compensation actually paid in 2025:

YEAR	REPORTED SUMMARY COMPENSATION TABLE TOTAL FOR PEO	REPORTED VALUE OF EQUITY AWARDS(a)	EQUITY AWARD ADJUSTMENTS(b)	COMPENSATION ACTUALLY PAID TO PEO
2025	$1,925,946	$(494,000)	$519,310	$1,951,256

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table.
(b)

The equity award adjustments for fiscal year 2025 include the addition (or subtraction, as applicable) of the following: (1) the fiscal year-end fair value of any equity awards granted in 2025 that are outstanding and unvested as of the end of fiscal year 2025; (2) the amount of change as of the end of fiscal year 2025 (from the end of the prior fiscal year) in the fair value of any awards granted in prior fiscal years that are outstanding and unvested as of the end of fiscal year 2025; (3) for awards that are granted and vest in fiscal year 2025, the fair value as of the vesting date; (4) for awards granted in prior fiscal years that vest in fiscal year 2025, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in the fair value; (5) for awards granted in prior fiscal years that are determined to fail to meet the applicable vesting conditions during fiscal year 2025, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (6) the dollar value of any dividends or other earnings paid on stock or option awards in fiscal year 2025 prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for fiscal year 2025. The amounts added or subtracted to determine the adjusted amount are as follows:

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FAIR VALUE
			AT THE		VALUE OF
		CHANGE	END OF	CHANGE	DIVIDENDS OR
		IN FAIR	THE PRIOR	IN FAIR	OTHER
		VALUE OF	YEAR OF	VALUE OF	EARNINGS
	YEAR END	OUTSTANDING	EQUITY	EQUITY	PAID ON
	FAIR VALUE	AND	AWARDS	AWARDS	EQUITY
	OF	UNVESTED	THAT	GRANTED IN	AWARDS NOT
	EQUITY	EQUITY	FAILED TO	PRIOR	OTHERWISE
	AWARDS	AWARDS AT YEAR END	MEET	YEARS	REFLECTED
	GRANTED	GRANTED	VESTING	THAT	IN FAIR VALUE	TOTAL EQUITY
	DURING	IN	CONDITIONS	VESTED	OR TOTAL	AWARD
YEAR	THE YEAR	PRIOR YEARS	IN THE YEAR	IN THE YEAR	COMPENSATION	ADJUSTMENTS
2025	$459,478	$1,456	$-	$16,667	$41,710	$519,310

3.

The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Simard, who has served as our CEO since 2013) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Simard), including for purposes of calculating the average amounts in each applicable year are as follows: (i) Josephine Iannelli, Marion Colombo, John M. Mercier, and Jason Edgar

4.

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Simard), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Simard) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Simard) for each year to determine the compensation actually paid, using the same methodology described above in Footnote 2:

YEAR	AVERAGE REPORTED SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs	AVERAGE REPORTED VALUE OF EQUITY AWARDS	AVERAGE EQUITY ADJUSTMENTS	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs
2025	$792,169	$(143,200)	$150,249	$799,217

The amounts deducted or added in calculating the total average equity award adjustments are as follows:

YEAR	AVERAGE YEAR END FAIR VALUE OF EQUITY AWARDS GRANTED DURING THE YEAR	AVERAGE CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS AT YEAR END GRANTED IN +PRIOR YEARS	AVERAGE FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR	AVERAGE CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR	AVERAGE VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON EQUITY AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION	TOTAL AVERAGE EQUITY AWARD ADJUSTMENTS
2025	$133,158	$1,924	$-	$3,124	$12,043	$150,249

5.

Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

6.

Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Compensation Peer Group. Our Compensation Peer Group for the 2025 reporting year is disclosed under the heading “Market Benchmarking and Performance Comparisons” and found on page 37 of this proxy statement.

7.	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
8.

This is a non-GAAP measure that excludes gains or losses on sale of securities, gains or losses on sale of premises and equipment, gains or losses on other real estate owned, losses on extinguishments of debt, acquisition, conversion and other non-recurring expenses, net of tax.

2026 PROXY STATEMENT	Page 51

PROPOSAL 2 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER

Relationship between Pay and Performance

PEO and Non-PEO Compensation Actually Paid and TSR and Peer TSR

2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
165.00
155.00
145.00
135.00
125.00
115.00
105.00
95.00
85.00
75.00
Total Shareholder Return
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

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PROPOSAL 2 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER

PEO and Non-PEO Compensation Actually Paid and Net Income

2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
55,000
50,000
45,000
40,000
35,000
30,000
25,000
Net Income
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Net Income

2026 PROXY STATEMENT	Page 53

PROPOSAL 2 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER

PEO and Non-PEO Compensation Actually Paid and Adjusted Return on Assets

2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Compensation Actually Paid
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Adjusted Return on Assets
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Adjusted Return on Assets

Key Performance Measurements

The Company considers the following the most important financial performance measures it used to link executive compensation actually paid to its NEOs, for the most recently completed fiscal year, to company performance:

●	Adjusted net income (non-GAAP)[8]
●	Adjusted return on assets (non-GAAP)[8]
●	Adjusted return on equity (non-GAAP)[8]
●	Non-performing loans to total loans ratio
●	Efficiency ratio[8]

Page 54	2026 PROXY STATEMENT

CEO PAY RATIO

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Act (the “Dodd-Frank Act”), and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Curtis C. Simard, our CEO as of the end of 2025, our last completed fiscal year:

CEO PAY RATIO
CEO Annual Total Compensation	$1,431,946
Median Employee Annual Total Compensation	$65,285
CEO to Median Employee Pay Ratio	21.93

Based on this information, we reasonably estimate that for 2025 our CEO’s annual total compensation was approximately 22 times that of the median of the annual total compensation of all our employees.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO for this purpose, we took the following steps:

●	In accordance with Item 402(u), we are electing to identify a “median employee” every three years unless a significant change in employee population or employee compensation arrangements has occurred.
●	We identified the “median employee” from our employee population excluding the CEO by including the annualized base salary calculated on their November 16, 2025 compensation rate, overtime, incentives, commissions, matching contributions to participants in our 401(k) plan, and the taxable value of employer paid life insurance. We annualized the compensation of the employees who were hired in 2025 but did not work for us for the entire fiscal year.
●	Since we do not widely distribute annual equity awards to our employees, such awards were excluded from our compensation measure.

We identified our median employee using compensation measures identified in Section 953(b) consistently applied to all our employees included in the calculation.

2026 PROXY STATEMENT	Page 55

PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 3:

Ratification of Appointment of Independent
Registered Public Accounting Firm

Our Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, and is involved in the selection of the firm’s lead engagement partner. Annually the Audit Committee will evaluate the independent public accounting firm’s qualifications, assess the firm’s quality of service, the firm’s sufficiency of resources, the quality of the communication and interaction with the firm, and the firm’s independence, objectivity, and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent public accounting firm.

The Audit Committee has appointed Crowe LLP (“Crowe”) as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Although the Company’s shareholders are not required to vote on the appointment of the Company’s independent registered accounting firm, our Board is asking shareholders to ratify Crowe’s appointment. The Audit Committee considers Crowe to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. If our shareholders do not ratify Crowe’s appointment, the Audit Committee will consider changing our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Whether or not shareholders ratify Crowe’s appointment, the Audit Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change is appropriate. Crowe has advised the Audit Committee that it is an independent accounting firm with respect to our Company and our subsidiaries in accordance with the requirements of the SEC and the Public Company Accounting Oversight Board. Representatives of Crowe are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement, if they choose to do so. In addition, representatives of Crowe are expected to be available to respond to appropriate shareholder questions at the Annual Meeting.

Vote Required

Please see “Voting Requirements Summary Table” on page 4 of this proxy statement regarding the specifics of the vote required

PROPOSAL	3	PAGE #56

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF CROWE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2025.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PrincipLE Accounting Fees and Services

As previously reported in our Current Report on Form 8-K filed on March 14, 2025, the Company reported that the Audit Committee approved the dismissal of RSM US LLP (“RSM”), the Company’s former independent registered public accounting firm, and formally notified RSM that they would not be retained as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

RSM’s reports on the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended December 31, 2024 and 2023 and through March 11, 2025, there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreements in their report on the financial statements for such years. During the Company’s fiscal years ended December 31, 2024 and 2023 and through March 11, 2025, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Page 56	2025 PROXY STATEMENT

PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following is a summary of the fees incurred for professional services rendered by the independent registered public accounting firms for the fiscal years ended December 31, 2025(Crowe LLP) and December 31, 2024 (RSM) following table summarizes the audit fees for the fiscal years ended December 31, 2025, and December 31, 2024.

SERVICE	2025	2024
Audit Fees[1]	$850,500	$504,473
Audit‑Related Fees[2]	59,850	73,962
Tax Fees
All Other Fees	—	—
Total	$910,350	$578,435

1.

Includes services relating to the audit of annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.

2.	Includes services related to assistance with general accounting matters, work performed on acquisitions and divestitures, employee benefit plan audits and assistance with statutory audit matters.

Pre-Approval Policies and Procedures

Audit Committee policies and procedures require the Audit Committee Chair to pre-approve all audits and non-audit services and report such pre-approvals to the Audit Committee at its next regularly scheduled meeting.

No services were rendered for financial information systems design and implementation or internal audit.

The Audit Committee has considered the compatibility of the non-audit services furnished by our auditing firm with the firm’s need to be independent.

The Audit Committee pre-approved 100% of the services performed by Crowe pursuant to the policies outlined above.

2026 PROXY STATEMENT	Page 57

OTHER MATTERS

Other Matters

Nominations by Shareholders and Other Shareholder Proposals

Our Bylaws and Governance Committee Charter provide that we consider nominees for election to the Board recommended by our shareholders if those nominations are made in the same manner provided for under our Bylaws with regard to typical shareholder proposals. These procedures require in part, that to be timely, a shareholder’s notice shall be delivered to the Clerk at our principal executive offices no later than the close of business of the 120th day (i.e., January 7, 2027) nor earlier than the close of business on the 150th day (i.e., December 8, 2026) prior to the first anniversary of the preceding year’s annual meeting of shareholders (unless the date of the 2026 annual meeting is advanced by more than 30 days before or delayed by more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting of shareholders and not later than the close of business on the later of the 90th day prior to such annual meeting of shareholders or the 10th day following the day on which public announcement of the date of such meeting is first made).

In addition to satisfying the requirements of the Bylaws, to comply with the requirements set forth in Rule 14a-19 of the Exchange Act (the universal proxy rules), shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide written notice to the Clerk at our principal executive offices that sets forth all the information required by Rule 14a-19 of the Exchange Act. Such notice must be postmarked or transmitted electronically to the Company at our principal executive offices no later than March 8, 2027.

The shareholder’s notice shall include:

●	(1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (2) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past 3 years, and any other material relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or any other person or persons (including their names) acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or any other person or persons (including their names) acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, (3) with respect to each nominee for election or reelection to the Board of Directors, include the completed and signed questionnaire, representation and agreement required by our Bylaws, and (iv) an undertaking to notify the Company in writing of any change in the information called for by clauses (1), (2), and (3) as of the record date for such meeting, by notice received by the Clerk at the principal executive offices of the Company not later than the 10th day following such record date;
●	for any other business that the shareholder proposes to bring before the meeting, a brief description of the business to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other shareholders known by the shareholder proposing such business to support the proposal, and the class and number of shares of our capital stock beneficially owned by the other shareholders;
●	for the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, and (2) the class and number of shares of our common stock, which are owned beneficially and of record by such shareholder and such beneficial owner. Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement and form of proxy for the 2026 annual meeting of shareholders must be received by us no later than November 16, 2026. Any such proposal must also comply with the requirement as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

Proposals should be addressed to Curtis C. Simard, President and CEO, Bar Harbor Bankshares, 82 Main Street, P.O. Box 400, Bar Harbor, Maine 04609. If our Governance Committee determines that any shareholder proposal (including a nomination for election of a director) was not made in a timely fashion or that information provided in the notice does not fulfill the information requirements set forth above in any material respects, such proposal will not be presented for action at the annual meeting of shareholders for which it is proposed. If a shareholder should propose a candidate, our Governance Committee would evaluate that candidate based on the criteria noted in this proxy statement.

Page 58	2025 PROXY STATEMENT

OTHER MATTERS

Communication with Board

Our shareholders and other interested persons who want to communicate with the Board, any individual director, the non-management directors as a group, or any other group of directors, can write to:

Chair of the Board Bar Harbor Bankshares 82 Main Street P.O. Box 400 Bar Harbor, ME 04609

Written communications addressed to the Board received by us from shareholders will be shared with the full Board no later than the next regularly scheduled Board meeting.

Delivery of Documents to Security Holders Sharing an Address

SEC rules permit us to deliver a single copy of our 2026 Annual Report to Shareholders and this proxy statement to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the security holders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any shareholder of record at a shared address to which a single copy of the documents was delivered may request a separate copy of the 2026 Annual Report to Shareholders and this proxy statement by (a) calling 1-888-853-7100, (b) sending a letter to us at 82 Main Street, P.O. Box 400, Bar Harbor, Maine 04609, Attn: Investor Relations, or (c) sending us an e-mail at InvestorRelations@barharbor.bank. Shareholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Shareholders of record who share an address and are receiving multiple copies of our Annual Report to Shareholders and proxy statements may contact us as stated above to request delivery of a single copy of such documents. Shareholders who hold their shares in “street name” and who wish to obtain copies of these proxy materials should follow the instructions on their voting instruction forms or contact the holders of record.

Solicitation of Proxies

We will pay all expenses of preparing, printing and mailing, and making available over the internet, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of our Board. Alliance Advisors will solicit proxies by personal interview, mail, telephone, facsimile, email, Internet or other means of electronic transmission and will request brokerage houses, banks, and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by these persons. We will pay a fee of approximately $15,000 to Alliance Advisors for its services and will reimburse it for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, certain of our directors, officers and other employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, email, internet or other means of electronic transmission.

Other Business

As of the date of this proxy statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other business, matter, or proposal shall properly come before the Annual Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The person named as proxies intend to vote or not to vote in accordance with the recommendation of the Board.

By Order of the Board of Directors

Kirstie A. Carter, Corporate Clerk & Secretary

2026 PROXY STATEMENT	Page 59

APPENDIX A

Appendix A

Audit Committee Report

To the Board of Directors of Bar Harbor Bankshares:

The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of the listing standards of the NYSE American LLC and the rules and regulations of the United States Securities and Exchange Commission (the “SEC”), as determined by the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Bar Harbor Bankshares. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on Bar Harbor Bankshares’ website at www.barharbor.bank/about-us/shareholder-relations/governance

Management is responsible for Bar Harbor Bankshares’ system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Bar Harbor Bankshares’ internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Bar Harbor Bankshares’ consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), and for issuing a report on the financial statements and the effectiveness of Bar Harbor Bankshares’ internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. Audit Committee members do not serve as professional accountants or auditors for Bar Harbor Bankshares, and their functions are not intended to duplicate or certify the activities of Bar Harbor Bankshares’ management or independent auditor.

Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management, Crowe LLP (“Crowe”), the independent auditor of Bar Harbor Bankshares, to review and discuss the December 31, 2025, audited consolidated financial statements.

In connection with its review of Bar Harbor Bankshares’ consolidated financial statements for fiscal year 2025, the Audit Committee has:

●	Reviewed and discussed the audited consolidated financial statements with Bar Harbor Bankshares’ management;
●	Discussed with Bar Harbor Bankshares’ independent registered public accounting firm those matters required to be discussed by the applicable requirements of the PCAOB and the SEC;
●	Received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm, the independent registered public accounting firm’s independence; and
●	Approved the audit and non-audit services of the independent registered public accounting firm for 2025.

Management completed the documentation, testing and evaluation of Bar Harbor Bankshares’ system of internal control over financial reporting as of December 31, 2025 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and RSM at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing Bar Harbor Bankshares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, on the Form 10-K (the “Form 10-K”), with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of Bar Harbor Bankshares’ internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by Crowe and also included in the Form 10-K. Crowe report included in the Form 10-K related to its audit of Bar Harbor Bankshares’ consolidated financial statements and the effectiveness of Bar Harbor Bankshares’ internal control over financial reporting.

Based upon the Audit Committee’s discussions with management and Crowe and the Audit Committee’s review of the information provided by, and the representations of, management and Crowe, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2025 be included in the Form 10-K.

Audit Committee of the Board:

David M. Colter, Chair Daina H. Belair	Brian D. Shaw Heather D. Jones

2025 PROXY STATEMENT	Page A-1

ANNUAL MEETING OF SHAREHOLDERS

Time and date:	10:00 a.m., Eastern Daylight Time, on Thursday, May 7, 2026

Record date:	Close of business on March 2, 2026

Attendance:	Shareholders as of the record date may participate in the Annual Meeting:

	In Person:	Bar Harbor Club 111 West Street Bar Harbor, Maine 04609

How to vote:

Over the internet at www.proxyvote.com, by telephone at 1-800-690-6903, or in person at the Annual Meeting, or by mail addressed to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717 The deadline for transmitting Internet, telephone, and email voting is up until 11:59 p.m. Eastern Daylight Time on May 6, 2026 for shares held directly and by 11:59 p.m. Eastern Daylight Time on May 4, 2026 for shares held in a Plan. Please have your proxy card in hand when utilizing these other forms of voting.

Votes:	Shareholders as of the record date will be entitled to one vote at the Annual Meeting for each outstanding share of common stock

Common stock outstanding as of record date:	16,742,104 shares

2025 PROXY STATEMENT

Bar Harbor Bankshares | 82 Main Street | Bar Harbor, Maine 04609
888-853-7100 | www.barharbor.bank

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V84995-P45132 For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! Yes No HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. ! ! Nominees: 1. ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS: The Board of Directors recommends you vote “FOR” each director nominee in Proposal 1 and “FOR” Proposals 2 and 3. BAR HARBOR BANKSHARES 3. To ratify the appointment of Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026. 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: If any other matters properly come before the meeting, your proxies will vote on these matters in accordance with the recommendations of the Board of Directors. 1a. Daina H. Belair 1b. Matthew L. Caras 1c. David M. Colter 1d. Lauri E. Fernald 1e. James E. Graham 1f. Heather D. Jones 1g. Debra B. Miller 1h. Brian D. Shaw 1i. Curtis C. Simard 1j. Scott G. Toothaker For Withhold SCAN TO BAR HARBOR BANKSHARES C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS VIEW MATERIALS & VOTEw P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 6, 2026 for shares held directly and by 11:59 p.m. EDT on May 4, 2026 for shares held in the Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. EDT on May 6, 2026 for shares held directly and by 11:59 p.m. EDT on May 4, 2026 for shares held in the Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY EMAIL (for non-institutional investors only) Email bhb@allianceadvisors.com with your full name and shares owned.

V84996-P45132 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Shareholders, Proxy Statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and 2025 Annual Report to Shareholders are available at www.proxyvote.com. Bar Harbor Bankshares Annual Meeting of Shareholders May 7, 2026, 10:00 AM, EDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Matthew L. Caras, Heather Jones and Lauri E. Fernald, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bar Harbor Bankshares (the "Company") that the shareholder(s) of record as of March 2, 2026 is/are entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 AM, EDT on May 7, 2026, at 111 West Street Bar Harbor, ME 04609, and any adjournment or postponement thereof. If the shareholder(s) is/are a participant(s) in Bar Harbor Bankshares's 401(k) Plan (the "Plan") and has/have Common Stock of the Company allocated or his, her or their account, the signer(s) instruct(s) the trustee of such Plan to vote such shares of Common Stock, in person or by proxy, in accordance with the instructions on the reverse side at the Annual Meeting. The Plan trustee will vote the allocated shares in such plan as directed by each participant who provides voting instructions to it before 11:59 PM EDT on May 4, 2026. In addition to the voting methods set forth on the reverse side of this proxy card, non-institutional investors may also vote their shares by sending an email, which includes the shareholder's full name and the number of shares of Common Stock owned by the shareholder as of the record date of March 2, 2026, to bhb@allianceadvisors.com. The deadline for transmitting email voting is up until 11:59 PM EDT on May 6, 2026 for shares held directly and by 11:59 PM EDT on May 4, 2026 for shares held in a Plan. The shareholder(s) hereby revoke(s) all proxies previously given by the shareholder(s) to vote in the Annual Meeting and any adjournments or postponements and acknowledges receipt of the Company's Proxy Statement for the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side